EXHIBIT 99

                       [Banc of America Securities Logo]

--------------------------------------------------------------------------------
RMBS New Issue Term Sheet
$130,178,000 (approximate)


Asset-Backed Certificates, Series 2005-OPT1
Certificates: A-1SS


Asset Backed Funding Corporation
Depositor


Option One Mortgage Corporation
Originator & Servicer


The Murrayhill Company
Credit Risk Manager




October 20, 2005


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

      o     Summary of Certificates                              p. 3

      o     Important Dates and Contacts                         p. 4

      o     Summary of Terms                                     p. 6

      o     Credit Enhancement                                   p. 8

      o     Pass-Through Rates                                  p. 10

      o     Trigger Events                                      p. 14

      o     Interest and Principal Distributions                p. 15

      o     Definitions                                         p. 22

      o     Bond Summary                                        p. 31

      o     Swap Schedule                                       p. 33


Annex A
-------
Collateral Information is located in the accompanying ABFC 2005-OPT1 Collateral Annex


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------


                             SUMMARY OF CERTIFICATES
                             -----------------------

                                                                                   Expected            Expected
                Expected                                       Expected         Principal Window    Initial Credit
               Approximate       Interest       Principal      WAL (yrs)             (mos)            Enhancement   Expected Ratings
 Class         Size ($)(1)         Type           Type          Call/Mat            Call/Mat          Percentage    Fitch       S&P
------------------------------------------------------------------------------------------------------------------------------------
A-1SS(2)       130,178,000       Floating         Sen          2.47/ 2.65       1 to 77/ 1 to 172        18.65%      AAA        AAA
A-1MZ(2)        32,545,000       Floating       Sen Mezz                        Not Offered Hereby                   AAA        AAA
A-2A(2)        103,243,000       Floating       Sen Seq                         Not Offered Hereby                   AAA        AAA
A-2B(2)        114,821,000       Floating       Sen Seq                         Not Offered Hereby                   AAA        AAA
A-2C(2)         23,101,000       Floating       Sen Seq                         Not Offered Hereby                   AAA        AAA
M-1(2)          22,093,000       Floating         Mezz                          Not Offered Hereby                   AA+        AA+
M-2(2)          19,859,000       Floating         Mezz                          Not Offered Hereby                   AA         AA
M-3(2)           6,206,000       Floating         Mezz                          Not Offered Hereby                   AA-        AA-
M-4(2)           6,454,000       Floating         Mezz                          Not Offered Hereby                   A+         A+
M-5(2)           5,958,000       Floating         Mezz                          Not Offered Hereby                   A          A
M-6(2)           6,206,000       Floating         Mezz                          Not Offered Hereby                   A-         A-
M-7(2)           5,461,000       Floating         Mezz                          Not Offered Hereby                   BBB+       BBB+
M-8(2)           3,475,000       Floating         Mezz                          Not Offered Hereby                   BBB        BBB
M-9(2)           5,214,000       Floating         Mezz                          Not Offered Hereby                   BBB-       BBB-
B-1(3)           4,220,000       Floating         Sub                           Not Offered Hereby                   BB+        BB+
B-2(3)           2,979,000       Floating         Sub                           Not Offered Hereby                   BB         BB


(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The Class A-1MZ, Class A-2 and Mezzanine Certificates will be offered pursuant to the prospectus, but are excluded from this term sheet.
(3) The Class B-1 and Class B-2 Certificates will be privately offered and are excluded from this term sheet.

Structure:
----------
(1) The Class A-1SS and Class A-1MZ Certificates are backed primarily by the cash flow from the Group I Mortgage Loans. The Class A-2A, Class A-2B and Class A-2C Certificates are backed primarily by the cash flow from the Group II Mortgage Loans. The Mezzanine and Class B Certificates are backed by the cash flows from all the Mortgage Loans.
(2) The margins on the Class A Certificates will double and the margins on the Mezzanine and Class B Certificates will increase to 1.5x their original margins after the Optional Termination Date.
(3) The Offered Certificates will be subject to the related Net WAC Rate as described herein.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                  PRICING SPEED
                                  -------------

Adjustable-rate         100% ARM PPC
Mortgage Loans          100% ARM PPC assumes that prepayments start at 4% CPR in
                        month one, increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.

Fixed-rate              100% FRM PPC
Mortgage Loans          100% FRM PPC assumes that prepayments start at 2.3% CPR
                        in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.


                           SUMMARY OF IMPORTANT DATES
                           --------------------------

Deal Information                               Collateral Information
Expected Pricing        October 21, 2005       Cut-off Date      October 1, 2005
Expected Settlement     October 31, 2005
First Distribution      November 25, 2005
Expected Stepdown       November 25, 2008


Bond Information
                                 Initial                                        Expected                   REMIC
                                 Accrual                          Delay      Last Scheduled              Maturity
Class          Dated Date         Days        Accrual Method      Days     Distribution Date(1)           Date (2)
-----------------------------------------------------------------------------------------------------------------------
A-1SS       October 31, 2005        0             Act/360          0          July 25, 2035          September 25, 2035
A-1MZ       October 31, 2005                           Not Offered Hereby                            September 25, 2035
A-2A        October 31, 2005                           Not Offered Hereby                            September 25, 2035
A-2B        October 31, 2005                           Not Offered Hereby                            September 25, 2035
A-2C        October 31, 2005                           Not Offered Hereby                            September 25, 2035
M-1         October 31, 2005                           Not Offered Hereby                            September 25, 2035
M-2         October 31, 2005                           Not Offered Hereby                            September 25, 2035
M-3         October 31, 2005                           Not Offered Hereby                            September 25, 2035
M-4         October 31, 2005                           Not Offered Hereby                            September 25, 2035
M-5         October 31, 2005                           Not Offered Hereby                            September 25, 2035
M-6         October 31, 2005                           Not Offered Hereby                            September 25, 2035
M-7         October 31, 2005                           Not Offered Hereby                            September 25, 2035
M-8         October 31, 2005                           Not Offered Hereby                            September 25, 2035
M-9         October 31, 2005                           Not Offered Hereby                            September 25, 2035
B-1         October 31, 2005                           Not Offered Hereby                            September 25, 2035
B-2         October 31, 2005                           Not Offered Hereby                            September 25, 2035


(1) The Expected Last Scheduled Distribution Date has been calculated on the basis of the modeling assumptions, the assumption that there are no prepayments and that no optimal termination occurs.
(2) The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                    CONTACTS
                                    --------

Banc of America Securities LLC

Mortgage Trading/Syndicate               Tel: (212) 847-5095
                                         Fax: (212) 847-5143

Patrick Beranek                          patrick.beranek@bankofamerica.com
Charlene Balfour                         charlene.c.balfour@bankofamerica.com

Principal Finance Group                  Fax: (212) 847-5040

Scott Shultz                             Tel: (704) 387-6040
                                         scott.m.shultz@bankofamerica.com
Rajneesh Salhotra (Structuring)          Tel: (212) 847-5434
                                         rajneesh.salhotra@bankofamerica.com
Pauwla Rumli                             Tel: (212) 583-8447
                                         pauwla.rumli@bankofamerica.com
Wilder Harvard (Collateral)              Tel: (212) 847-6032
                                         wilder.harvard@bankofamerica.com
Rating Agencies
Wen Hsu - Fitch                          (212) 908-0633
James Taylor- S&P                        (212) 438-6067


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Title of Securities:    Asset Backed Funding Corporation
                        Asset Backed Certificates, Series 2005-OPT1
                        (the "Trust").

Class A Certificates:   The Class A-1 Certificates and Class A-2 Certificates.

Class A-1               The Class A-1SS and Class A-1MZ Certificates. All
Certificates:           principal distributions will be distributed concurrently
                        to the Class A-1SS and Class A-1MZ Certificates on a pro rata basis based on the certificate principal balance of each such class, unless a Sequential Trigger Event is in effect, in which case principal distributions will be allocated sequentially, to the Class A-1SS and Class
                        A-1MZ Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

Class A-2               The Class A-2A, Class A-2B and Class A-2C Certificates.
Certificates:
                        As long as all of the Mezzanine and Class B Certificates have not been reduced to zero, principal distributions to the Class A-2 Certificates shall be paid first, to the Class A-2A Certificates until the certificate principal balance of the Class A-2A Certificates is reduced to zero, second, to the Class A-2B Certificates until the certificate principal balance of the Class
                        A-2B Certificates is reduced to zero and then to Class
                        A-2C Certificates until the certificate principal balance of the Class A-2C Certificates is reduced to zero. After all of the Mezzanine and Class B
                        Certificates have been reduced to zero, principal will be distributed to the Class A-2 Certificates on a pro rata basis based on the certificate principal balances of each such class.

Mezzanine               The Class M-1, Class M-2, Class M-3, Class M-4, Class
Certificates:           M-5, Class M-6, Class M-7, Class M-8 and Class M-9
                        Certificates.

Class B Certificates:   Class B-1 and Class B-2 Certificates.

Offering Type:          All the Certificates other than the Class B Certificates
                        will be offered publicly pursuant to a Prospectus. The
                        Class A-1MZ, Class A-2A and Class B Certificates are not offered hereby. The Class B Certificates will be offered pursuant to a private placement memorandum.

Depositor:              Asset Backed Funding Corporation.

Originator:             Option One Mortgage Corporation ("Option One").

Servicer:               Option One Mortgage Corporation.

Swap Provider:          TBD.

Trustee:                Wells Fargo Bank, N.A.

Credit Risk Manager:    The Murrayhill Company.

Lead Manager and        Banc of America Securities LLC.
Bookrunner:

Closing Date:           On or about October 31, 2005.

Tax Status:             All Offered Certificates represent REMIC regular
                        interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

ERISA Eligibility:      It is expected that the Offered Certificates will be
                        eligible for purchase by plans that meet the requirements of an investor-based exemption.

SMMEA Eligibility:      The Offered Certificates are not expected to constitute
                        "mortgage related securities" for purposes of SMMEA.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------




Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Distribution Dates:     The 25th of each month, or if such day is not a business
                        day, the next succeeding business day, beginning in November 2005.

Accrued Interest:       The price to be paid by investors for the Offered
                        Certificates will not include accrued interest (settle flat).

Day Count:              With respect to the Offered Certificates, Actual/360.

Payment Delay:          With respect to the Offered Certificates, 0 days.

Stepped Servicing Fee   Approximately 0.30% per annum on the aggregate principal
Rate:                   balance of the Mortgage Loans for months 1 through 10
                        from the month of the Closing Date, approximately 0.40% per annum on the aggregate principal balance of the Mortgage Loans for months 11 through 30 from the month of the Closing Date and approximately 0.65% per annum on the aggregate principal balance of the Mortgage Loans for months 31 and thereafter from the month of the Closing Date.

Credit Risk Manager     Approximately 0.0150% per annum on the aggregate
Fee Rate:               principal balance of the Mortgage Loans.

Cut-Off Date:           The close of business on October 1, 2005.

Mortgage Loans:         As of the Cut-off Date, the aggregate principal balance
                        of the Mortgage Loans was approximately $496,481,998, of which: (i) approximately $200,028,649 consists of a pool of conforming balance fixed-rate and adjustable-rate first and second lien Mortgage Loans (the "Group I
                        Mortgage Loans") and (ii) approximately $296,453,350 consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate first and second lien Mortgage Loans (the "Group II Mortgage Loans"; and together with the Group I Mortgage Loans, the "Mortgage
                        Loans"). See the accompanying ABFC 2005-OPT1 Collateral
                        Annex for additional information on the Mortgage Loans.

Optional Termination    The first Distribution Date on which the aggregate
Date:                   principal balance of the Mortgage Loans declines to 10%
                        or less of the aggregate principal balance of the Mortgage Loans.

Monthly Servicer        The Servicer will be obligated to advance its own funds
Advances:               in an amount equal to the aggregate of all payments of
                        principal and interest (net of any Servicing Fees) that were due during the related period on the Mortgage
                        Loans. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                               CREDIT ENHANCEMENT
                               ------------------

Credit Enhancement:     Credit enhancement for the structure is provided by
                        Excess Cashflow, overcollateralization,
                        cross-collateralization, subordination and any Net Swap
                        Payments made to the Trust.

Expected Credit Support
Percentage:
                        Class   Initial Credit Support  After-Stepdown Support
                        -----   ----------------------  ----------------------
                          A             18.65%                  37.30%
                         M-1            14.20%                  28.40%
                         M-2            10.20%                  20.40%
                         M-3             8.95%                  17.90%
                         M-4             7.65%                  15.30%
                         M-5             6.45%                  12.90%
                         M-6             5.20%                  10.40%
                         M-7             4.10%                   8.20%
                         M-8             3.40%                   6.80%
                         M-9             2.35%                   4.70%
                         B-1             1.50%                   3.00%
                         B-2             0.90%                   1.80%

Expected                The Overcollateralization Target Amount means as of any
Overcollateralization   Distribution Date, (x) prior to the Stepdown Date,
Target Amount:          approximately 0.90% of the Cut-off Date Principal
                        Balance and (y) on or after the Stepdown Date, (i) if a Trigger Event has not occurred, the greater of approximately (a) 1.80% of the aggregate Principal
                        Balance of the Mortgage Loans at the end of the related collection period after giving effect to prepayments in the related prepayment period and (b) 0.50% of the Cut-off Date Principal Balance and (ii) if a Trigger
                        Event has occurred, the Overcollateralization Target
                        Amount for the immediately preceeding Distribution Date.

Overcollateralization   The Overcollateralization Release Amount means, with
Release Amount:         respect to any Distribution Date on or after the
                        Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount and
                        (y) the excess, if any, of (i) the Overcollateralization
                        Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Overcollateralization   As of any Distribution Date, the Overcollateralization
Deficiency Amount:      Deficiency Amount is the excess, if any, of (a) the
                        Overcollateralization Target Amount for such
                        Distribution Date over (b) the Overcollateralization
                        Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                               CREDIT ENHANCEMENT
                               ------------------

Overcollateralization   The Overcollateralization Amount is equal to the excess
Amount:                 of (x) the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period over (y) the aggregate certificate principal balance of the Certificates. On the Closing
                        Date, the Overcollateralization Amount is expected to equal the Overcollateralization Target Amount. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization
                        Amount until the Overcollateralization Target Amount is reached.

Available Funds:        Available Funds will be equal to the sum of the
                        following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable therefrom to the Servicer, the Trustee or the Swap Provider (including any Net Swap Payment or Swap Termination Payment, other than any Swap Termination Payment resulting from a Swap
                        Provider Trigger Event, owed to the Swap Account): (i) the aggregate amount of monthly payments on the Mortgage
                        Loans due during the related collection period and received by the Servicer on or prior to the related determination date, less the Servicing Fee for such Distribution Date, the Credit Risk Manager Fee for such
                        Distribution Date, and any accrued and unpaid Servicing
                        Fees and Credit Risk Manager Fees in respect of any prior Distribution Dates, (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, Insurance Proceeds, Net Liquidation Proceeds, condemnation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the Termination Price and (iv) payments from the Servicer in connection with Advances and Prepayment
                        Interest Shortfalls for such Distribution Date.

Excess Cashflow:        For the Certificates on each Distribution Date is equal
                        to the sum of (x) any Overcollateralization Release
                        Amount and (y) the excess of the Available Funds over the sum of the interest and principal paid on the Certificates.

Stepdown Date:          The earlier to occur of (i) the Distribution Date
                        following the Distribution Date on which the aggregate certificate principal balance of the Class A
                        Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in November 2008 and (b) the first Distribution Date on which the Senior
                        Enhancement Percentage is greater than or equal to 37.30%.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                               PASS THROUGH RATES
                               ------------------

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:

                        The Formula Rate for the Certificates is the lesser of:

                         (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

                         (ii)  the Maximum Cap Rate for such Distribution Date.

                        On each Distribution Date after the Optional Termination Date, the certificate margins for the Class A Certificates will be 2 times the related initial certificate margins, and the certificate margins for the Mezzanine and Class B Certificates will be 1.5 times the related initial certificate margins.

Adjusted Net Mortgage   The Adjusted Net Mortgage Rate for each Mortgage Loan is
Rate:                   equal to the mortgage interest rate less the sum of the
                        Servicing Fee Rate and the Credit Risk Manager Fee Rate for such Mortgage Loan.

Adjusted Net Maximum    The Adjusted Net Maximum Mortgage Rate for each Mortgage
Mortgage Rate:          Loan is equal to the maximum mortgage interest rate (or
                        the mortgage interest rate in the case of any Fixed Rate
                        Mortgage Loan) less the sum of the Servicing Fee Rate and the Credit Risk Manager Fee Rate for such Mortgage
                        Loan.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                               PASS THROUGH RATES
                               ------------------

Maximum Cap Rate:       The Maximum Cap Rate of the Class A-1 Certificates on
                        any Distribution Date will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates for the Group I Mortgage Loans minus an amount, expressed as a per annum rate, equal to the sum of (x) the product of
                        (i) any Net Swap Payment owed to the Swap Provider divided by the outstanding principal balance of the Mortgage Loans and (ii) 12 and (y) the product of (i) any Swap Termination Payment (other than any Swap
                        Termination Payment resulting from a Swap Provider
                        Trigger Event), payable by the trust, divided by the outstanding principal balance of the Mortgage Loans and
                        (ii) 12, plus an amount, expressed as a per annum rate, equal to the product of (x) a fraction the numerator of which is equal to any Net Swap Payment made by the Swap
                        Provider and the denominator of which is equal to the aggregate Principal Balance of the Mortgage Loans and
                        (y) 12.

                        The Maximum Cap Rate of the Class A-2 Certificates on any Distribution Date will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates for the Group II Mortgage Loans minus an amount, expressed as a per annum rate, equal to the sum of (x) the product of (i) any Net Swap Payment owed to the Swap Provider divided by the outstanding principal balance of the Mortgage Loans and (ii) 12 and (y) the product of (i) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the trust, divided by the outstanding principal balance of the Mortgage Loans and
                        (ii) 12, plus an amount, expressed as a per annum rate, equal to the product of (x) a fraction the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate Principal Balance of the Mortgage Loans and
                        (y) 12.

                        The Maximum Cap Rate for each class of the Mezzanine and Class B Certificates on any Distribution Date is a per annum rate equal to the weighted average of (x) the Maximum Cap Rate for the Class A-1 Certificates and (y) the Maximum Cap Rate for each class of Class A-2 Certificates, weighted on the basis of the related group subordinate amounts.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                               PASS THROUGH RATES
                               ------------------

Net WAC Rate:           The Net WAC Rate for the Class A-1 Certificates for any
                        Distribution Date will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period), equal to the weighted average of the Adjusted Net Mortgage Rates for the Group I Mortgage Loans minus an amount, expressed as a per annum rate, equal to the sum of (x) any Net Swap
                        Payment owed to the Swap Provider and (y) any Swap
                        Termination Payment (other than any Swap Termination
                        Payment resulting from a Swap Provider Trigger Event), payable by the trust, and the denominator of which is equal to the aggregate principal balance of the Mortgage
                        Loans and (b) 12.

                        The Net WAC Rate for the Class A-2 Certificates for any Distribution Date will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period), equal to the weighted average of the Adjusted Net Mortgage Rates for the Group II Mortgage Loans minus an amount, expressed as a per annum rate, equal to the sum of (x) any Net Swap Payment owed to the Swap Provider and (y) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the trust, and the denominator of which is equal the aggregate principal balance of the Mortgage Loans and (b) 12.

                        The Net WAC Rates for the Mezzanine and Class B Certificates on any Distribution Date is a per annum rate equal to the weighted average of (x) the Net WAC Rate for the Class A-1 Certificates and (y) the Net WAC Rate for the Class A-2 Certificates, weighted on the basis of the related group subordinate amounts.

Net WAC Rate Carryover  If on any Distribution Date the Pass-Through Rate for a
Amount: class of Offered Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                               PASS THROUGH RATES
                               ------------------

Swap Agreement:         On the Closing Date, the Trustee will enter into a Swap
                        Agreement with notional amounts as shown in the Swap
                        Schedule hereto. Under the Swap Agreement, the Trust will be obligated to pay an amount equal to [4.62]% per annum on the notional amount as shown on the Swap
                        Schedule hereto to the Swap Provider and the Trust will be entitled to receive an amount equal to one-month
                        LIBOR on the notional amount as shown on the Swap
                        Schedule hereto from the Swap Provider, until the Swap
                        Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the
                        "Net Swap Payment"). See the attached Swap Schedule.
                        Generally, the Net Swap Payment will be deposited into a swap account (the "Swap Account") by the Trustee pursuant to the Pooling Agreement and amounts on deposit in the Swap Account will be distributed as described under "Swap Payment Distribution" below. Upon early termination of the Swap Agreement, the Trust or the Swap
                        Provider may be liable to make a termination payment
                        (the "Swap Termination Payment ") to the other party
                        (regardless of which party caused the termination). The
                        Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap
                        Termination Payment, in certain instances that payment will be paid on the related Distribution Date and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                  TRIGGER EVENT
                                  -------------

Trigger Event:          A Trigger Event exists with respect to any Distribution
                        Date on or after the Stepdown Date (i) if the three month rolling average of 60+ day delinquent loans
                        (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 42.90% of the Credit Enhancement Percentage or (ii) if the Cumulative Realized Loss Percentage exceeds the values defined below for such Distribution Date:

                        Distribution                 Cumulative Realized
                           Dates                       Loss Percentage
                           -----                       ---------------

                        November 2008 -       4.25% for the first month, plus an
                        October 2009         additional 1/12th of 1.50% for each
                                                       month thereafter,

                        November 2009 -       5.75% for the first month, plus an
                        October 2010         additional 1/12th of 1.00% for each
                                                       month thereafter,

                        November 2010 -       6.75% for the first month, plus an
                        October 2011         additional 1/12th of 0.25% for each
                                                       month thereafter,

                        November 2011                        7.00%
                         and after

Sequential Trigger      A Sequential Trigger Event is in effect on any
Event:                  Distribution Date if, before the 37th Distribution Date,
                        the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related collection period divided by the Cut-off Date Principal
                        Balance exceeds 4.25%, or if, on or after the 37th
                        Distribution Date, a Trigger Event is in effect.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS
                             ----------------------

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

      (i) concurrently, to the holders of the Class A-1 Certificates, pro rata, Accrued Certificate Interest for each such class for such Distribution Date;

      (ii) concurrently, to the holders of the Class A-1 Certificates, pro rata, the Unpaid Interest Shortfall Amount for each such class, if any, for such Distribution Date; and

      (iii) concurrently, to the holders of the Class A-2 Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for each such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

      (i) concurrently, to the holders of the Class A-2 Certificates, pro rata, Accrued Certificate Interest for each such class for such Distribution Date;

      (ii) concurrently, to the holders of the Class A-2 Certificates, pro rata, the Unpaid Interest Shortfall Amount for each such class, if any, for such Distribution Date; and

      (iii) concurrently, to the holders of the Class A-1 Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for each such class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

      (i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (viii) to the holders of the Class M-8 Certificates, Accrued Certificate Interest for such class for such Distribution Date;


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS
                             ----------------------

      (ix) to the holders of the Class M-9 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (x) to the holders of the Class B-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (xi) to the holders of the Class B-2 Certificates, Accrued Certificate Interest for such class for such Distribution. Date; and

      (xii) any remainder as described under "Excess Cashflow Distribution."


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      first, concurrently, as follows:

      (i) the Group I Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates (allocated among the Class A-1 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

      (ii) the Group II Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

      second, concurrently, as follows:

      (i) the Group I Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(ii) above;

      (ii) the Group II Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates (allocated among the Class A-1 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) above; and

      third, to the Class M-1 Certificates until the certificate principal balance thereof is reduced to zero;

      fourth, to the Class M-2 Certificates until the certificate principal balance thereof is reduced to zero;

      fifth, to the Class M-3 Certificates until the certificate principal balance thereof is reduced to zero;

      sixth, to the Class M-4 Certificates until the certificate principal balance thereof is reduced to zero;

      seventh, to the Class M-5 Certificates until the certificate principal balance thereof is reduced to zero;

      eighth, to the Class M-6 Certificates until the certificate principal balance thereof is reduced to zero;

      ninth, to the Class M-7 Certificates until the certificate principal balance thereof is reduced to zero;

      tenth, to the Class M-8 Certificates until the certificate principal balance thereof is reduced to zero;

      eleventh, to the Class M-9 Certificates until the certificate principal balance thereof is reduced to zero;

      twelfth, to the Class B-1 Certificates until the certificate principal balance thereof is reduced to zero;

      thirteenth, to the Class B-2 Certificates until the certificate principal balance thereof is reduced to zero; and

      fourteenth, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under "Excess Cashflow Distribution".


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

II. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      first, concurrently, as follows:

      (i) the Group I Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates (allocated among the Class A-1 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

      (ii) the Group II Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero; and

      second, concurrently, as follows:

      (i) the Group I Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(ii) above;

      (ii) the Group II Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates (allocated among the Class A-1 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i) above; and

      third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      sixth, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      seventh, to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      eighth, to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

      ninth, to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero tenth, the Class M-8 Certificates, the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      eleventh, to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      twelfth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      thirteenth, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

      fourteenth, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under "Excess Cashflow Distribution".

With respect to the Class A-1 Certificates, all principal distributions will be distributed concurrently to the Class A-1SS and Class A-1MZ Certificates on a pro rata basis based on the certificate principal balance of each such class, unless if a Sequential Trigger Event is in effect, in which case principal distributions will be allocated sequentially, to the Class A-1SS and Class A-1MZ Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

With respect to the Class A-2 Certificates, as long as all of the Mezzanine and Class B Certificates have not been reduced to zero, all principal distributions to the Class A-2 Certificates will be paid first, to the Class A-2A Certificates until the certificate principal balance of the Class A-2A Certificates is reduced to zero, second, to the Class A-2B Certificates until the certificate principal balance of the Class A-2B Certificates is reduced to zero and then to Class A-2C Certificates until the certificate principal balance of the Class A-2C Certificates is reduced to zero. After all of the Mezzanine and Class B Certificates have been reduced to zero, principal will be distributed to the Class A-2 Sequential Certificates on a pro rata basis based on the certificate principal balances of each such class.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                          REXCESS CASHFLOW DISTRIBUTION
                          -----------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

      (i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

      (ii)     to the Class A-1MZ Certificates, any Allocated Realized Loss
               Amounts;

      (iii)    to the Class M-1 Certificates, any Unpaid Interest Shortfall
               Amount;

      (iv)     to the Class M-1 Certificates, any Allocated Realized Loss
               Amounts;

      (v)      to the Class M-2 Certificates, any Unpaid Interest Shortfall
               Amount;

      (vi)     to the Class M-2 Certificates, any Allocated Realized Loss
               Amounts;

      (vii)    to the Class M-3 Certificates, any Unpaid Interest Shortfall
               Amount;

      (viii)   to the Class M-3 Certificates, any Allocated Realized Loss
               Amounts;

      (ix)     to the Class M-4 Certificates, any Unpaid Interest Shortfall
               Amount;

      (x)      to the Class M-4 Certificates, any Allocated Realized Loss
               Amounts;

      (xi)     to the Class M-5 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xii)    to the Class M-5 Certificates, any Allocated Realized Loss
               Amount;

      (xiii)   to the Class M-6 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xiv)    to the Class M-6 Certificates, any Allocated Realized Loss
               Amount;

      (xv)     to the Class M-7 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xvi)    to the Class M-7 Certificates, any Allocated Realized Loss
               Amount;

      (xvii)   to the Class M-8 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xviii)  to the Class M-8 Certificates, any Allocated Realized Loss
               Amount;

      (xix)    to the Class M-9 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xx)     to the Class M-9 Certificates, any Allocated Realized Loss
               Amount;

      (xxi)    to the Class B-1 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xxii)   to the Class B-1 Certificates, any Allocated Realized Loss
               Amount;

      (xxiii)  to the Class B-2 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xxiv)   to the Class B-2 Certificates, any Allocated Realized Loss
               Amount;

      (xxv) first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates, in that order, any Net WAC Rate Carryover Amount for such class;

      (xxvi) to the Swap Provider, any Swap Termination Payment due to the Swap Provider resulting from a Swap Provider Trigger Event; and

      (xxvii) any remaining amounts as specified in the pooling and servicing agreement.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                            SWAP PAYMENT DISTRIBUTION
                            -------------------------

On each Distribution Date, following the distribution of Excess Cashflow, payments from the Swap Account shall be distributed as follows:

      (i) to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date;

      (ii) to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event pursuant to the Swap Agreement;

      (iii) to the Class A Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from prior Distribution Dates;

      (iv) to the Mezzanine and Class B Certificates, sequentially, any unpaid interest including any accrued unpaid interest from prior Distribution Dates;

      (v) to each class of the Certificates, any principal in accordance with the principal payment provision described above in an amount necessary to maintain the applicable Overcollateralization Target Amount;

      (vi) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A, Mezzanine and Class B Certificates to such Certificates first, pro rata, to the Class A Certificates based on the remaining Net WAC Carryover Amount and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates; and

      (vii) to the Class A-1MZ, Mezzanine and Class B Certificates, sequentially, any remaining Allocated Realized Loss Amounts.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Accrued Certificate     Accrued Certificate Interest for each Class of Offered
Interest:               Certificates for each Distribution Date means an amount
                        equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Allocated Realized      An Allocated Realized Loss Amount with respect to any
Loss Amount:            class of the Class A-1MZ, Mezzanine or Class B
                        Certificates on any Distribution Date is an amount equal to the sum of any Realized Losses allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

Class A Principal       The Class A Principal Distribution Amount is an amount
Distribution Amount:    equal to the sum of (i) the Group I Senior Principal
                        Distribution Amount and (ii) the Group II Senior
                        Principal Distribution Amount.

Class B-1 Principal     The Class B-1 Principal Distribution Amount is an amount
                        equal to the excess of (x) the sum of the aggregate certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount), the Class M-8
                        Certificates (after taking into account the Class M-8
                        Principal Distribution Amount), the Class M-9
                        Certificates (after taking into account the Class M-9
                        Principal Distribution Amount) and the Class B-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Class B-2 Principal     The Class B-2 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount), the Class M-8
                        Certificates (after taking into account the Class M-8
                        Principal Distribution Amount), the Class M-9
                        Certificates (after taking into account the Class M-9
                        Principal Distribution Amount), the Class B-1
                        Certificates (after taking into account the Class B-1
                        Principal Distribution Amount) and the Class B-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-1 Principal     The Class M-1 Principal Distribution Amount is an amount
Distribution Amount:    Distribution Amount: equal to the excess of (x) the sum
                        of the aggregate certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution Amount) and the Class M-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 71.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Class M-2 Principal     The Class M-2 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount) and the Class M-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 79.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date
                        Principal Balance.

Class M-3 Principal     The Class M-3 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount) and the Class M-3
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-4 Principal     The Class M-4 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount) and the Class M-4
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS

Class M-5 Principal     The Class M-5 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount) and the Class M-5
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-6 Principal     The Class M-6 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount) and the Class M-6
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-7 Principal     The Class M-7 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount) and the Class M-7
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Class M-8 Principal     The Class M-8 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount) and the Class M-8
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-9 Principal     The Class M-9 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount), the Class M-8
                        Certificates (after taking into account the Class M-8
                        Principal Distribution Amount), and the Class M-9
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Extra Principal         The Extra Principal Distribution Amount with respect to
Distribution Amount:    any Distribution Date is the lesser of (x) the Excess
                        Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such
                        Distribution Date.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS

Group I Allocation      The Group I Allocation Percentage for any Distribution
Percentage:             Date is the percentage equivalent of a fraction, the
                        numerator of which is (i) the Group I Principal
                        Remittance Amount for such Distribution Date, and the denominator of which is (ii) the Principal Remittance
                        Amount for such Distribution Date.

Group I Interest        The Group I Interest Remittance Amount with respect to
Remittance Amount:      any Distribution Date is that portion of the Available
                        Funds for such Distribution Date attributable to interest received or advanced with respect to the Group
                        I Mortgage Loans.

Group I Principal       The Group I Principal Remittance Amount means with
Remittance Amount:      respect to any Distribution Date, the sum of (i) all
                        scheduled payments of principal collected or advanced on the Group I Mortgage Loans by the Servicer that were due during the related collection period and received by the Servicer on or prior to the related determination date,
                        (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage Loans received by the Servicer during the related prepayment period, (iii) the principal portion of all related Net
                        Liquidation Proceeds and Insurance Proceeds received during the related prepayment period with respect to the Group I Mortgage Loans, (iv) that portion of the
                        Purchase Price, representing principal of any repurchased Group I Mortgage Loans, received during the related prepayment period (v) the principal portion of any related Substitution Adjustments received during the related prepayment period with respect to the Group I
                        Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination
                        Price, representing principal with respect to the Group
                        I Mortgage Loans.

Group I Senior          The Group I Senior Principal Distribution Amount means
Principal Distribution  as of any Distribution Date (i) before the Stepdown Date
Amount:                 or as to which a Trigger Event is in effect, the Group I
                        Allocation Percentage of the Principal Distribution
                        Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                        (a) the certificate principal balance of the Class A-1
                        Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 62.70% and (2) the aggregate Principal
                        Balance of the Group I Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (y) the amount by which the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related
                        Collection Period after giving effect to prepayments in the related prepayment period exceeds the product of (1)
                        0.50% and (2) the aggregate Principal Balance of the Group I Mortgage Loans.

Group II Allocation     The Group II Allocation Percentage for any Distribution
Percentage:             Date is the percentage equivalent of a fraction, the
                        numerator of which is (i) the Group II Principal
                        Remittance Amount for such Distribution Date, and the denominator of which is (ii) the Principal Remittance
                        Amount for such Distribution Date.

Group II Interest       The Group II Interest Remittance Amount with respect to
Remittance Amount:      any Distribution Date is that portion of the Available
                        Funds for such Distribution Date attributable to interest received or advanced with respect to the Group
                        II Mortgage Loans.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Group II Principal      The Group II Principal Remittance Amount means with
Remittance Amount:      respect to any Distribution Date, the sum of (i) all
                        scheduled payments of principal collected or advanced on the Group II Mortgage Loans by the Servicer that were due during the related collection period and received by the Servicer on or prior to the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans received by the Servicer during the related prepayment period, (iii) the principal portion of all related Net
                        Liquidation Proceeds and Insurance Proceeds received during the related prepayment period with respect to the Group II Mortgage Loans, (iv) that portion of the
                        Purchase Price, representing principal of any repurchased Group II Mortgage Loans, received during the related prepayment period (v) the principal portion of any related Substitution Adjustments received during the related prepayment period with respect to the Group II
                        Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination
                        Price, representing principal with respect to the Group
                        II Mortgage Loans.

Group II Senior         The Group II Senior Principal Distribution Amount means
Principal Distribution  as of any Distribution Date (i) before the Stepdown Date
Amount:                 or as to which a Trigger Event is in effect, the Group
                        II Allocation Percentage of the Principal Distribution
                        Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                        (a) the aggregate certificate principal balance of the Class A-2 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 62.70% and (2) the aggregate
                        Principal Balance of the Group II Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (y) the amount by which the aggregate
                        Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period after giving effect to prepayments in the related prepayment period exceeds the product of (1) 0.50% and (2) the aggregate Principal Balance of the Group II Mortgage
                        Loans.

Principal Distribution  The Principal Distribution Amount is the sum of (i) the
Amount:                 Principal Remittance Amount (minus the
                        Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution Amount, if any.

Principal Remittance    The Principal Remittance Amount is the sum of the Group
Amount:                 I Principal Remittance Amount and the Group II Principal
                        Remittance Amount.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Realized Losses:        A Realized Loss is (i) as to any Mortgage Loan that is
                        liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                        All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-9 Certificates, sixth to the M-8 Certificates, seventh to the Class M-7 Certificates, eighth to the M-6 Certificates, ninth to the Class M-5 Certificates, tenth to the Class M-4 Certificates, eleventh to the Class M-3 Certificates, twelfth to the Class M-2 Certificates, thirteenth to the Class M-1 Certificates and fourteenth any losses related to the Group I Mortgage Loans to the Class A-1MZ Certificates. An allocation of any Realized Losses to the Class A-1MZ, Mezzanine and Class B Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1SS and the Class A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1SS and the Class A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.

Senior Enhancement      The Senior Enhancement Percentage for any Distribution
Percentage:             Date is the percentage obtained by dividing (x) the sum
                        of (i) the aggregate certificate principal balance of the Mezzanine and Class B Certificates and (ii) the
                        Overcollateralization Amount, in each case before taking into account the distribution of the Principal
                        Distribution Amount on such Distribution Date by (y) the sum of the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related collection period after giving effect to principal prepayments in the related prepayment period.

Swap Provider Trigger   A Swap Termination Payment that is triggered upon: (i)
Event:                  an Event of Default under the Interest Rate Swap
                        Agreement with respect to which the Swap Provider is a Defaulting Party (as defined in the Interest Rate Swap
                        Agreement), (ii) a Termination Event under the Interest
                        Rate Swap Agreement with respect to which the Swap
                        Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement) or (iii) an Additional
                        Termination Event under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole
                        Affected Party.

Unpaid Interest         The Unpaid Interest Shortfall Amount means (i) for each
Shortfall Amount:       class of Offered Certificates and the first Distribution
                        Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which
                        (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall
                        Amount, if any, for such class for such preceding
                        Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                  BOND SUMMARY
                                   To Maturity
                                   -----------

Class A-1SS (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              19.75        4.97          3.48          2.65          2.08          1.61           1.33
First Principal Date           11/25/2005  11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005     11/25/2005
Last Principal Date            7/25/2035    2/25/2031    9/25/2024      2/25/2020    12/25/2016    10/25/2014     7/25/2008
Principal Windows (mos.)        1 to 357    1 to 304      1 to 227      1 to 172      1 to 134      1 to 108       1 to 33

                                  BOND SUMMARY
                                     To Call
                                     -------

Class A-1SS (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              19.71        4.64          3.24          2.47          1.94          1.54           1.33
First Principal Date           11/25/2005  11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005     11/25/2005
Last Principal Date            7/25/2034    7/25/2018    6/25/2014      3/25/2012    11/25/2010    12/25/2009     7/25/2008
Principal Windows (mos.)        1 to 345    1 to 153      1 to 104       1 to 77       1 to 61       1 to 50       1 to 33



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                              NET WAC CAP SCHEDULE
                             Class A-1 Certificates
                             ----------------------

                       Net WAC     Net WAC    Effective Net                           Net WAC      Net WAC    Effective Net
Period     Pay Date     Rate(1)     Rate(2)   WAC Rate(2)(3)  Period    Pay Date      Rate(1)      Rate(2)    WAC Rate(2)(3)
----------------------------------------------------------------------------------------------------------------------------
   1      11/25/2005     7.89%       8.48%        23.09%         45    7/25/2009       8.64%        11.40%        13.20%
   2      12/25/2005     6.48%       7.07%        21.62%         46    8/25/2009       8.37%        11.07%        12.88%
   3       1/25/2006     6.39%       6.84%        21.46%         47    9/25/2009       8.37%        11.06%        12.86%
   4       2/25/2006     6.41%       6.85%        21.30%         48   10/25/2009       8.63%        11.42%        13.20%
   5       3/25/2006     6.70%       7.58%        21.50%         49   11/25/2009       8.36%        11.04%        12.83%
   6       4/25/2006     6.41%       6.85%        21.10%         50   12/25/2009       8.62%        11.39%        13.16%
   7       5/25/2006     6.51%       7.07%        21.08%         51    1/25/2010       8.40%        11.01%        11.01%
   8       6/25/2006     6.42%       6.85%        20.85%         52    2/25/2010       8.40%        11.05%        11.05%
   9       7/25/2006     6.52%       7.07%        20.81%         53    3/25/2010       9.29%        12.22%        12.22%
   10      8/25/2006     6.44%       6.86%        20.57%         54    4/25/2010       8.39%        11.02%        11.02%
   11      9/25/2006     6.35%       6.76%        20.31%         55    5/25/2010       8.66%        11.37%        11.37%
   12     10/25/2006     6.45%       6.98%        20.24%         56    6/25/2010       8.37%        10.99%        10.99%
   13     11/25/2006     6.36%       6.76%        19.96%         57    7/25/2010       8.65%        11.35%        11.35%
   14     12/25/2006     6.46%       6.98%        19.87%         58    8/25/2010       8.36%        10.97%        10.97%
   15      1/25/2007     6.37%       6.76%        19.57%         59    9/25/2010       8.36%        10.95%        10.95%
   16      2/25/2007     6.38%       6.77%        19.37%         60   10/25/2010       8.63%        11.30%        11.30%
   17      3/25/2007     6.73%       7.49%        19.49%         61   11/25/2010       8.34%        10.93%        10.93%
   18      4/25/2007     6.40%       6.77%        18.92%         62   12/25/2010       8.62%        11.28%        11.28%
   19      5/25/2007     6.51%       6.99%        18.79%         63    1/25/2011       8.33%        10.90%        10.90%
   20      6/25/2007     6.41%       6.77%        18.42%         64    2/25/2011       8.33%        10.88%        10.88%
   21      7/25/2007     6.59%       6.99%        16.81%         65    3/25/2011       9.21%        12.03%        12.03%
   22      8/25/2007     8.57%       9.04%        11.52%         66    4/25/2011       8.31%        10.85%        10.85%
   23      9/25/2007     8.57%       9.03%        11.49%         67    5/25/2011       8.59%        11.20%        11.20%
   24     10/25/2007     8.83%       9.33%        11.74%         68    6/25/2011       8.30%        10.83%        10.83%
   25     11/25/2007     8.56%       9.03%        11.44%         69    7/25/2011       8.57%        11.17%        11.17%
   26     12/25/2007     8.82%       9.32%        11.70%         70    8/25/2011       8.29%        10.80%        10.80%
   27      1/25/2008     8.55%       9.01%        11.40%         71    9/25/2011       8.28%        10.78%        10.78%
   28      2/25/2008     8.55%       9.76%        12.13%         72   10/25/2011       8.55%        11.13%        11.13%
   29      3/25/2008     9.09%      10.43%        12.73%         73   11/25/2011       8.27%        10.75%        10.75%
   30      4/25/2008     8.54%       9.75%        12.08%         74   12/25/2011       8.54%        11.10%        11.10%
   31      5/25/2008     8.55%       9.82%        12.11%         75    1/25/2012       8.26%        10.72%        10.72%
   32      6/25/2008     8.29%       9.49%        11.77%         76    2/25/2012       8.25%        10.71%        10.71%
   33      7/25/2008     8.55%       9.81%        12.03%         77    3/25/2012       8.81%        11.43%        11.43%
   34      8/25/2008     8.43%      10.38%        12.25%
   35      9/25/2008     8.43%      10.37%        12.23%
   36     10/25/2008     8.69%      10.70%        12.55%
   37     11/25/2008     8.42%      10.35%        12.21%
   38     12/25/2008     8.68%      10.68%        12.52%
   39      1/25/2009     8.41%      10.33%        12.18%
   40      2/25/2009     8.41%      11.09%        12.94%
   41      3/25/2009     9.25%      12.27%        14.05%
   42      4/25/2009     8.40%      11.07%        12.90%
   43      5/25/2009     8.65%      11.43%        13.24%
   44      6/25/2009     8.39%      11.05%        12.87%


(1)   Assumes 6-month LIBOR at 4.35%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR is instantaneously increased to a rate of 20.00% and is run at the pricing speed to call.

(3) Assumes the 1-month LIBOR is instantaneously increased to a rate of 20.00%, run at the pricing speed to call and payments are received from the Swap Agreement.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                  Swap Schedule
                                  -------------

Period      Distribution Date       Notional Schedule ($)      Period     Distribution Date       Notional Schedule ($)
-----------------------------------------------------------------------------------------------------------------------
   1           11/25/2005               471,657,898              26          12/25/2007                42,810,022
   2           12/25/2005               466,097,201              27           1/25/2008                41,066,206
   3            1/25/2006               459,595,310              28           2/25/2008                39,397,591
   4            2/25/2006               449,365,375              29           3/25/2008                37,800,702
   5            3/25/2006               441,077,274              30           4/25/2008                36,272,241
   6            4/25/2006               431,912,512              31           5/25/2008                34,809,070
   7            5/25/2006               421,902,971              32           6/25/2008                33,217,761
   8            6/25/2006               411,086,789              33           7/25/2008                31,661,405
   9            7/25/2006               399,790,647              34           8/25/2008                25,491,722
  10            8/25/2006               388,046,038              35           9/25/2008                24,583,224
  11            9/25/2006               375,887,500              36          10/25/2008                23,706,925
  12           10/25/2006               363,352,768              37          11/25/2008                22,861,688
  13           11/25/2006               350,482,537              38          12/25/2008                22,046,417
  14           12/25/2006               337,320,185              39           1/25/2009                21,260,055
  15            1/25/2007               323,911,470              40           2/25/2009                20,501,581
  16            2/25/2007               310,304,196              41           3/25/2009                19,770,010
  17            3/25/2007               296,547,852              42           4/25/2009                19,064,393
  18            4/25/2007               282,693,225              43           5/25/2009                18,383,813
  19            5/25/2007               268,791,998              44           6/25/2009                17,727,385
  20            6/25/2007               254,896,326              45           7/25/2009                17,094,257
  21            7/25/2007               209,720,821              46           8/25/2009                16,483,606
  22            8/25/2007                50,613,289              47           9/25/2009                15,894,636
  23            9/25/2007                48,530,169              48          10/25/2009                15,326,582
  24           10/25/2007                46,538,056              49          11/25/2009                14,778,706
  25           11/25/2007                44,632,690              50          12/25/2009                14,250,292



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$130,178,000 (approximate)
--------------------------------------------------------------------------------

                                  Excess Spread
                                  -------------

            Static       Forward       Forward       Forward              Static      Forward      Forward      Forward
Period    XS Spread     XS Spread      1m LIBOR     6m LIBOR    Period  XS Spread    XS Spread    1m LIBOR      6m LIBOR
------------------------------------------------------------------------------------------------------------------------
   1         296           296         4.0000%       4.3500%      45       408          378        4.7653%      4.8589%
   2         214           213         4.1855%       4.4847%      46       394          367        4.7692%      4.8783%
   3         213           211         4.3415%       4.5575%      47       394          366        4.7729%      4.8975%
   4         213           211         4.3791%       4.6158%      48       407          379        4.8024%      4.9184%
   5         220           216         4.5312%       4.6591%      49       394          357        4.8704%      4.9345%
   6         214           210         4.6230%       4.6863%      50       407          372        4.8757%      4.9395%
   7         216           211         4.5937%       4.6928%      51       399          352        4.8816%      4.9460%
   8         214           209         4.6294%       4.6891%      52       399          356        4.8867%      4.9512%
   9         216           210         4.6597%       4.6822%      53       444          408        4.8916%      4.9563%
  10         214           208         4.6467%       4.6717%      54       399          354        4.8985%      4.9629%
  11         205           198         4.6930%       4.6649%      55       414          371        4.9033%      4.9645%
  12         208           200         4.6592%       4.6511%      56       399          353        4.9088%      4.9606%
  13         205           197         4.5719%       4.6464%      57       413          370        4.9135%      4.9554%
  14         208           200         4.5831%       4.6579%      58       399          352        4.9196%      4.9507%
  15         205           196         4.5961%       4.6696%      59       399          351        4.9239%      4.9443%
  16         206           196         4.6077%       4.6819%      60       413          370        4.9100%      4.9384%
  17         217           206         4.6182%       4.6927%      61       399          355        4.8786%      4.9356%
  18         206           194         4.6313%       4.7045%      62       413          373        4.8810%      4.9389%
  19         210           196         4.6421%       4.7140%      63       399          355        4.8841%      4.9411%
  20         206           191         4.6532%       4.7196%      64       399          354        4.8869%      4.9433%
  21         248           230         4.6644%       4.7243%      65       443          406        4.8885%      4.9461%
  22         421           392         4.6752%       4.7293%      66       399          353        4.8920%      4.9490%
  23         420           391         4.6852%       4.7331%      67       414          371        4.8952%      4.9526%
  24         432           404         4.6853%       4.7357%      68       399          353        4.8966%      4.9607%
  25         418           389         4.6752%       4.7408%      69       414          371        4.8986%      4.9676%
  26         430           402         4.6824%       4.7478%      70       399          355        4.9014%      4.9763%
  27         416           386         4.6903%       4.7563%      71       400          355        4.9031%      4.9832%
  28         415           387         4.6979%       4.7624%      72       414          372        4.9151%      4.9897%
  29         440           415         4.7045%       4.7695%      73       400          355        4.9151%      4.9897%
  30         413           384         4.7121%       4.7774%      74       415          372        4.9151%      4.9897%
  31         400           372         4.7188%       4.7822%      75       401          355        4.9151%      4.9897%
  32         386           355         4.7268%       4.7846%      76       402          357        4.9151%      4.9897%
  33         399           370         4.7328%       4.7861%      77       431          392        4.9151%      4.9897%
  34         397           366         4.7392%       4.7877%
  35         396           364         4.7461%       4.7885%
  36         408           379         4.7441%       4.7888%
  37         393           363         4.7316%       4.7902%
  38         408           379         4.7364%       4.7944%
  39         396           365         4.7410%       4.7992%
  40         396           366         4.7450%       4.8030%
  41         436           412         4.7485%       4.8070%
  42         396           365         4.7539%       4.8122%
  43         409           380         4.7574%       4.8199%
  44         395           363         4.7621%       4.8409%



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        [Banc of America Securities Logo]

--------------------------------------------------------------------------------
RMBS New Issue Term Sheet
$251,393,000 (approximate)


Asset-Backed Certificates, Series 2005-OPT1
Certificates: A-1MZ, A-2B, A-2C, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8 & M-9


Asset Backed Funding Corporation
Depositor


Option One Mortgage Corporation
Originator & Servicer


The Murrayhill Company
Credit Risk Manager




October 20, 2005


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

      o     Summary of Certificates                              p. 3

      o     Important Dates and Contacts                         p. 4

      o     Summary of Terms                                     p. 6

      o     Credit Enhancement                                   p. 8

      o     Pass-Through Rates                                  p. 10

      o     Trigger Events                                      p. 13

      o     Interest and Principal Distributions                p. 15

      o     Definitions                                         p. 22

      o     Bond Summary                                        p. 30

      o     Swap Schedule                                       p. 37


Annex A
-------
Collateral Information is located in the accompanying ABFC 2005-OPT1 Collateral Annex


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                             SUMMARY OF CERTIFICATES
                             -----------------------

                                                                                 Expected            Expected
              Expected                                       Expected         Principal Window     Initial Credit
             Approximate       Interest      Principal       WAL (yrs)             (mos)             Enhancement    Expected Ratings
Class        Size ($)(1)         Type          Type          Call/Mat             Call/Mat           Percentage     Fitch       S&P
------------------------------------------------------------------------------------------------------------------------------------
A-1SS(2)     130,178,000       Floating         Sen                           Not Offered Hereby                     AAA        AAA
A-1MZ         32,545,000       Floating       Sen Mezz       2.47/ 2.65        1 to 77/ 1 to 172        18.65%       AAA        AAA
A-2A(2)      103,243,000       Floating       Sen Seq                         Not Offered Hereby                     AAA        AAA
A-2B         114,821,000       Floating       Sen Seq        3.00/ 3.00       21 to 71/ 21 to 71        18.65%       AAA        AAA
A-2C          23,101,000       Floating       Sen Seq        6.35/ 8.31       71 to 77/ 71 to 173       18.65%       AAA        AAA
M-1           22,093,000       Floating         Mezz         4.57/ 5.01       40 to 77/ 40 to 141       14.20%       AA+        AA+
M-2           19,859,000       Floating         Mezz         4.52/ 4.93       39 to 77/ 39 to 131       10.20%       AA         AA
M-3            6,206,000       Floating         Mezz         4.51/ 4.89       39 to 77/ 39 to 121        8.95%       AA-        AA-
M-4            6,454,000       Floating         Mezz         4.48/ 4.84       38 to 77/ 38 to 117        7.65%       A+         A+
M-5            5,958,000       Floating         Mezz         4.48/ 4.81       38 to 77/ 38 to 112        6.45%       A          A
M-6            6,206,000       Floating         Mezz         4.48/ 4.78       38 to 77/ 38 to 106        5.20%       A-         A-
M-7            5,461,000       Floating         Mezz         4.47/ 4.70       37 to 77/ 37 to 100        4.10%       BBB+       BBB+
M-8            3,475,000       Floating         Mezz         4.46/ 4.63       37 to 77/ 37 to 92         3.40%       BBB        BBB
M-9            5,214,000       Floating         Mezz         4.46/ 4.52       37 to 77/ 37 to 86         2.35%       BBB-       BBB-
B-1(3)         4,220,000       Floating         Sub                           Not Offered Hereby                     BB+        BB+
B-2(3)         2,979,000       Floating         Sub                           Not Offered Hereby                     BB         BB


(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The Class A-1SS and Class A-2A Certificates will be offered pursuant to the prospectus, but are excluded from this term sheet.
(3) The Class B-1 and Class B-2 Certificates will be privately offered and are excluded from this term sheet.

Structure:
----------
(1) The Class A-1SS and Class A-1MZ Certificates are backed primarily by the cash flow from the Group I Mortgage Loans. The Class A-2A, Class A-2B and Class A-2C Certificates are backed primarily by the cash flow from the Group II Mortgage Loans. The Mezzanine and Class B Certificates are backed by the cash flows from all the Mortgage Loans.
(2) The margins on the Class A Certificates will double and the margins on the Mezzanine and Class B Certificates will increase to 1.5x their original margins after the Optional Termination Date.
(3) The Offered Certificates will be subject to the related Net WAC Rate as described herein.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                  PRICING SPEED
                                  -------------

Adjustable-rate           100% ARM PPC
Mortgage Loans            100% ARM PPC assumes that prepayments start at
                          4% CPR in month one, increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.

Fixed-rate Mortgage       100% FRM PPC
Loans                     100% FRM PPC assumes that prepayments start at 2.3%
                          CPR in month one, increase by 2.3% each month to 23%
                          CPR in month ten, and remain at 23% CPR thereafter.


                           SUMMARY OF IMPORTANT DATES
                           --------------------------
Deal Information                             Collateral Information
Expected Pricing        October 21, 2005     Cut-off Date        October 1, 2005
Expected Settlement     October 31, 2005
First Distribution     November 25, 2005
Expected Stepdown      November 25, 2008


Bond Information
                                 Initial                                         Expected                   REMIC
                                 Accrual                          Delay        Last Scheduled              Maturity
Class          Dated Date         Days        Accrual Method      Days       Distribution Date(1)           Date (2)
-----------------------------------------------------------------------------------------------------------------------
A-1SS       October 31, 2005                               Not Offered Hereby                        September 25, 2035
A-1MZ       October 31, 2005        0             Act/360          0            July 25, 2035        September 25, 2035
A-2A        October 31, 2005                               Not Offered Hereby                        September 25, 2035
A-2B        October 31, 2005        0             Act/360          0           March 25, 2034        September 25, 2035
A-2C        October 31, 2005        0             Act/360          0            July 25, 2035        September 25, 2035
M-1         October 31, 2005        0             Act/360          0            June 25, 2035        September 25, 2035
M-2         October 31, 2005        0             Act/360          0             May 25, 2035        September 25, 2035
M-3         October 31, 2005        0             Act/360          0           April 25, 2035        September 25, 2035
M-4         October 31, 2005        0             Act/360          0           April 25, 2035        September 25, 2035
M-5         October 31, 2005        0             Act/360          0           March 25, 2035        September 25, 2035
M-6         October 31, 2005        0             Act/360          0           March 25, 2035        September 25, 2035
M-7         October 31, 2005        0             Act/360          0         January 25, 2035        September 25, 2035
M-8         October 31, 2005        0             Act/360          0        December 25, 2034        September 25, 2035
M-9         October 31, 2005        0             Act/360          0         October 25, 2034        September 25, 2035
B-1         October 31, 2005                               Not Offered Hereby                        September 25, 2035
B-2         October 31, 2005                               Not Offered Hereby                        September 25, 2035


(1) The Expected Last Scheduled Distribution Date has been calculated on the basis of the modeling assumptions, the assumption that there are no prepayments and that no optimal termination occurs.
(2) The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                    CONTACTS
                                    --------

Banc of America Securities LLC

Mortgage Trading/Syndicate                  Tel: (212) 847-5095
                                            Fax: (212) 847-5143
Patrick Beranek                             patrick.beranek@bankofamerica.com
Charlene Balfour                            charlene.c.balfour@bankofamerica.com

Principal Finance Group                     Fax: (212) 847-5040

Scott Shultz                                Tel: (704) 387-6040
                                            scott.m.shultz@bankofamerica.com
Rajneesh Salhotra (Structuring)             Tel: (212) 847-5434
                                            rajneesh.salhotra@bankofamerica.com
Pauwla Rumli                                Tel: (212) 583-8447
                                            pauwla.rumli@bankofamerica.com
Wilder Harvard (Collateral)                 Tel: (212) 847-6032
                                            wilder.harvard@bankofamerica.com
Rating Agencies
Wen Hsu - Fitch                             (212) 908-0633
James Taylor- S&P                           (212) 438-6067


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Title of Securities:    Asset Backed Funding Corporation
                        Asset Backed Certificates, Series 2005-OPT1 (the
                        "Trust").

Class A Certificates:   The Class A-1 Certificates and Class A-2 Certificates.

Class A-1 Certificates: The Class A-1SS and Class A-1MZ Certificates. All
                        principal distributions will be distributed concurrently to the Class A-1SS and Class A-1MZ Certificates on a pro rata basis based on the certificate principal balance of each such class, unless a Sequential Trigger Event is in effect, in which case principal distributions will be allocated sequentially, to the Class A-1SS and Class A-1MZ Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

Class A-2 Certificates: The Class A-2A, Class A-2B and Class A-2C Certificates.
                        As long as all of the Mezzanine and Class B Certificates have not been reduced to zero, principal distributions to the Class A-2 Certificates shall be paid first, to the Class A-2A Certificates until the certificate principal balance of the Class A-2A Certificates is reduced to zero, second, to the Class A-2B Certificates until the certificate principal balance of the Class A-2B Certificates is reduced to zero and then to Class A-2C Certificates until the certificate principal balance of the Class A-2C Certificates is reduced to zero. After all of the Mezzanine and Class B Certificates have been reduced to zero, principal will be distributed to the Class A-2 Certificates on a pro rata basis based on the certificate principal balances of each such class.

Mezzanine Certificates: The Class M-1, Class M-2, Class M-3, Class M-4, Class
                        M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.

Class B Certificates:   Class B-1 and Class B-2 Certificates.

Offering Type:          All the Certificates other than the Class B Certificates
                        will be offered publicly pursuant to a Prospectus. The
                        Class A-1SS, Class A-2A and Class B Certificates are not offered hereby.

Depositor:              Asset Backed Funding Corporation.

Originator:             Option One Mortgage Corporation ("Option One").

Servicer:               Option One Mortgage Corporation.

Swap Provider:          TBD.

Trustee:                Wells Fargo Bank, N.A.

Credit Risk Manager:    The Murrayhill Company.

Lead Manager and        Banc of America Securities LLC.
Bookrunner:

Closing Date:           On or about October 31, 2005.

Tax Status:             All Offered Certificates represent REMIC regular
                        interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

ERISA Eligibility:      It is expected that the Class A and Mezzanine
                        Certificates will be eligible for purchase by plans that meet the requirements of an investor-based exemption.

SMMEA Eligibility:      The Offered Certificates are not
                        expected to constitute "mortgage related securities" for purposes of SMMEA.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Distribution Dates:     The 25th of each month, or if such day is not a business
                        day, the next succeeding business day, beginning in November 2005.

Accrued Interest:       The price to be paid by investors for the Offered
                        Certificates will not include accrued interest (settle flat).

Day Count:              With respect to the Offered Certificates, Actual/360.

Payment Delay:          With respect to the Offered Certificates, 0 days.

Stepped Servicing       Approximately 0.30% per annum on the aggregate principal
Fee Rate:               balance of the Mortgage Loans for months 1 through 10
                        from the month of the Closing Date, approximately 0.40% per annum on the aggregate principal balance of the Mortgage Loans for months 11 through 30 from the month of the Closing Date and approximately 0.65% per annum on the aggregate principal balance of the Mortgage Loans for months 31 and thereafter from the month of the Closing Date.

Credit Risk Manager     Approximately 0.0150% per annum on the aggregate
Fee Rate:               principal balance of the Mortgage Loans.

Cut-Off Date:           The close of business on October 1, 2005.

Mortgage Loans:         As of the Cut-off Date, the aggregate principal balance
                        of the Mortgage Loans was approximately $496,481,998, of which: (i) approximately $200,028,649 consists of a pool of conforming balance fixed-rate and adjustable-rate first and second lien Mortgage Loans (the "Group I
                        Mortgage Loans") and (ii) approximately $296,453,350 consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate first and second lien Mortgage Loans (the "Group II Mortgage Loans"; and together with the Group I Mortgage Loans, the "Mortgage
                        Loans"). See the accompanying ABFC 2005-OPT1 Collateral
                        Annex for additional information on the Mortgage Loans.

Optional Termination    The first Distribution Date on which the aggregate
Date:                   principal balance of the Mortgage Loans declines to 10%
                        or less of the aggregate principal balance of the Mortgage Loans.

Monthly Servicer        The Servicer will be obligated to advance its own funds
Advances:               in an amount equal to the aggregate of all payments of
                        principal and interest (net of any Servicing Fees) that were due during the related period on the Mortgage
                        Loans. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                               CREDIT ENHANCEMENT
                               ------------------
Credit Enhancement:     Credit enhancement for the structure is provided by
                        Excess Cashflow, overcollateralization,
                        cross-collateralization, subordination and any Net Swap
                        Payments made to the Trust.

Expected Credit Support Percentage:

                                        Initial Credit         After-Stepdown
                        Class              Support                 Support
                        -----              -------                 -------
                          A                 18.65%                 37.30%
                         M-1                14.20%                 28.40%
                         M-2                10.20%                 20.40%
                         M-3                 8.95%                 17.90%
                         M-4                 7.65%                 15.30%
                         M-5                 6.45%                 12.90%
                         M-6                 5.20%                 10.40%
                         M-7                 4.10%                  8.20%
                         M-8                 3.40%                  6.80%
                         M-9                 2.35%                  4.70%
                         B-1                 1.50%                  3.00%
                         B-2                 0.90%                  1.80%

Expected                The Overcollateralization Target Amount means as of any
Overcollateralization   Distribution Date, (x) prior to the Stepdown Date,
Target                  approximately 0.90% of the Cut-off Date Principal
                        Balance and (y) on or after the Stepdown Date, (i) if a Trigger Event has not occurred, the greater of approximately (a) 1.80% of the aggregate Principal
                        Balance of the Mortgage Loans at the end of the related collection period after giving effect to prepayments in the related prepayment period and (b) 0.50% of the Cut-off Date Principal Balance and (ii) if a Trigger
                        Event has occurred, the Overcollateralization Target
                        Amount for the immediately preceeding Distribution Date.

Overcollateralization   The Overcollateralization Release Amount means, with
Release Amount:         respect to any Distribution Date on or after the
                        Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount and
                        (y) the excess, if any, of (i) the Overcollateralization
                        Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Overcollateralization   As of any Distribution Date, the Overcollateralization
Deficiency Amount:      Deficiency Amount is the excess, if any, of (a) the
                        Overcollateralization Target Amount for such
                        Distribution Date over (b) the Overcollateralization
                        Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                               CREDIT ENHANCEMENT
                               ------------------

Overcollateralization   The Overcollateralization Amount is equal to the excess
Amount:                 of (x) the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period over (y) the aggregate certificate principal balance of the Certificates. On the Closing
                        Date, the Overcollateralization Amount is expected to equal the Overcollateralization Target Amount. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization
                        Amount until the Overcollateralization Target Amount is reached.

Available Funds:        Available Funds will be equal to the sum of the
                        following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable therefrom to the Servicer, the Trustee or the Swap Provider (including any Net Swap Payment or Swap Termination Payment, other than any Swap Termination Payment resulting from a Swap
                        Provider Trigger Event, owed to the Swap Account): (i) the aggregate amount of monthly payments on the Mortgage
                        Loans due during the related collection period and received by the Servicer on or prior to the related determination date, less the Servicing Fee for such Distribution Date, the Credit Risk Manager Fee for such
                        Distribution Date, and any accrued and unpaid Servicing
                        Fees and Credit Risk Manager Fees in respect of any prior Distribution Dates, (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, Insurance Proceeds, Net Liquidation Proceeds, condemnation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the Termination Price and (iv) payments from the Servicer in connection with Advances and Prepayment
                        Interest Shortfalls for such Distribution Date.

Excess Cashflow:        For the Certificates on each Distribution Date is equal
                        to the sum of (x) any Overcollateralization Release
                        Amount and (y) the excess of the Available Funds over the sum of the interest and principal paid on the Certificates.

Stepdown Date:          The earlier to occur of (i) the Distribution Date
                        following the Distribution Date on which the aggregate certificate principal balance of the Class A
                        Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in November 2008 and (b) the first Distribution Date on which the Senior
                        Enhancement Percentage is greater than or equal to 37.30%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                               PASS THROUGH RATES
                               ------------------

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:           The Formula Rate for the Certificates is the lesser of:

                         (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

                         (ii)  the Maximum Cap Rate for such Distribution Date.

                        On each Distribution Date after the Optional Termination Date, the certificate margins for the Class A Certificates will be 2 times the related initial certificate margins, and the certificate margins for the Mezzanine and Class B Certificates will be 1.5 times the related initial certificate margins.

Adjusted Mortgage Rate: The Adjusted Net Mortgage Rate for each Mortgage Loan is equal to the mortgage interest rate less the sum of the Servicing Fee Rate and the Credit Risk Manager Fee Rate for such Mortgage Loan.

Adjusted Net Maximum    The Adjusted Net Maximum Mortgage Rate for each Mortgage
Mortgage Rate:          Loan is equal to the maximum mortgage interest rate (or
                        the mortgage interest rate in the case of any Fixed Rate
                        Mortgage Loan) less the sum of the Servicing Fee Rate and the Credit Risk Manager Fee Rate for such Mortgage
                        Loan.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                               PASS THROUGH RATES
                               ------------------

Maximum Cap Rate:

                        The Maximum Cap Rate of the Class A-1 Certificates on any Distribution Date will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates for the Group I Mortgage Loans minus an amount, expressed as a per annum rate, equal to the sum of (x) the product of
                        (i) any Net Swap Payment owed to the Swap Provider divided by the outstanding principal balance of the Mortgage Loans and (ii) 12 and (y) the product of (i) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the trust, divided by the outstanding principal balance of the Mortgage Loans and
                        (ii) 12, plus an amount, expressed as a per annum rate, equal to the product of (x) a fraction the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate Principal Balance of the Mortgage Loans and
                        (y) 12.

                        The Maximum Cap Rate of the Class A-2 Certificates on any Distribution Date will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates for the Group II Mortgage Loans minus an amount, expressed as a per annum rate, equal to the sum of (x) the product of (i) any Net Swap Payment owed to the Swap Provider divided by the outstanding principal balance of the Mortgage Loans and (ii) 12 and (y) the product of (i) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the trust, divided by the outstanding principal balance of the Mortgage Loans and
                        (ii) 12, plus an amount, expressed as a per annum rate, equal to the product of (x) a fraction the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate Principal Balance of the Mortgage Loans and
                        (y) 12.

                        The Maximum Cap Rate for each class of the Mezzanine and Class B Certificates on any Distribution Date is a per annum rate equal to the weighted average of (x) the Maximum Cap Rate for the Class A-1 Certificates and (y) the Maximum Cap Rate for each class of Class A-2 Certificates, weighted on the basis of the related group subordinate amounts.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                               PASS THROUGH RATES
                               ------------------

Net WAC Rate:           The Net WAC Rate for the Class A-1 Certificates for any
                        Distribution Date will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period), equal to the weighted average of the Adjusted Net Mortgage Rates for the Group I Mortgage Loans minus an amount, expressed as a per annum rate, equal to the sum of (x) any Net Swap
                        Payment owed to the Swap Provider and (y) any Swap
                        Termination Payment (other than any Swap Termination
                        Payment resulting from a Swap Provider Trigger Event), payable by the trust, and the denominator of which is equal to the aggregate principal balance of the Mortgage
                        Loans and (b) 12.

                        The Net WAC Rate for the Class A-2 Certificates for any Distribution Date will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period), equal to the weighted average of the Adjusted Net Mortgage Rates for the Group II Mortgage Loans minus an amount, expressed as a per annum rate, equal to the sum of (x) any Net Swap Payment owed to the Swap Provider and (y) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the trust, and the denominator of which is equal the aggregate principal balance of the Mortgage Loans and (b) 12.

                        The Net WAC Rates for the Mezzanine and Class B Certificates on any Distribution Date is a per annum rate equal to the weighted average of (x) the Net WAC Rate for the Class A-1 Certificates and (y) the Net WAC Rate for the Class A-2 Certificates, weighted on the basis of the related group subordinate amounts.

Net WAC Rate Carryover  If on any Distribution Date the Pass-Through Rate for a
Amount: class of Offered Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                               PASS THROUGH RATES
                               ------------------

Swap Agreement:         On the Closing Date, the Trustee will enter into a Swap
                        Agreement with notional amounts as shown in the Swap
                        Schedule hereto. Under the Swap Agreement, the Trust will be obligated to pay an amount equal to [4.62]% per annum on the notional amount as shown on the Swap
                        Schedule hereto to the Swap Provider and the Trust will be entitled to receive an amount equal to one-month
                        LIBOR on the notional amount as shown on the Swap
                        Schedule hereto from the Swap Provider, until the Swap
                        Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the
                        "Net Swap Payment"). See the attached Swap Schedule.
                        Generally, the Net Swap Payment will be deposited into a swap account (the "Swap Account") by the Trustee pursuant to the Pooling Agreement and amounts on deposit in the Swap Account will be distributed as described under "Swap Payment Distribution" below. Upon early termination of the Swap Agreement, the Trust or the Swap
                        Provider may be liable to make a termination payment
                        (the "Swap Termination Payment ") to the other party
                        (regardless of which party caused the termination). The
                        Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap
                        Termination Payment, in certain instances that payment will be paid on the related Distribution Date and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                  TRIGGER EVENT
                                  -------------

Trigger Event:          A Trigger Event exists with respect to any Distribution
                        Date on or after the Stepdown Date (i) if the three month rolling average of 60+ day delinquent loans
                        (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 42.90% of the Credit Enhancement Percentage or (ii) if the Cumulative Realized Loss Percentage exceeds the values defined below for such Distribution Date:

                        Distribution Dates   Cumulative Realized Loss Percentage
                        ------------------   -----------------------------------

                          November 2008 -        4.25% for the first month,
                           October 2009       plus an additional 1/12th of 1.50%
                                                 for each month thereafter,

                          November 2009 -        5.75% for the first month,
                           October 2010       plus an additional 1/12th of 1.00%
                                                 for each month thereafter,

                          November 2010 -        6.75% for the first month,
                           October 2011       plus an additional 1/12th of 0.25%
                                                 for each month thereafter,

                          November 2011                    7.00%
                           and after

Sequential Trigger      A Sequential Trigger Event is in effect on any
Event:                  Distribution Date if, before the 37th Distribution Date,
                        the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related collection period divided by the Cut-off Date Principal
                        Balance exceeds 4.25%, or if, on or after the 37th
                        Distribution Date, a Trigger Event is in effect.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS
                             ----------------------

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

      (i) concurrently, to the holders of the Class A-1 Certificates, pro rata, Accrued Certificate Interest for each such class for such Distribution Date;

      (ii) concurrently, to the holders of the Class A-1 Certificates, pro rata, the Unpaid Interest Shortfall Amount for each such class, if any, for such Distribution Date; and

      (iii) concurrently, to the holders of the Class A-2 Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for each such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

      (i) concurrently, to the holders of the Class A-2 Certificates, pro rata, Accrued Certificate Interest for each such class for such Distribution Date;

      (ii) concurrently, to the holders of the Class A-2 Certificates, pro rata, the Unpaid Interest Shortfall Amount for each such class, if any, for such Distribution Date; and

      (iii) concurrently, to the holders of the Class A-1 Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for each such class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

      (i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (viii) to the holders of the Class M-8 Certificates, Accrued Certificate Interest for such class for such Distribution Date;


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS
                             ----------------------

      (ix) to the holders of the Class M-9 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (x) to the holders of the Class B-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

      (xi) to the holders of the Class B-2 Certificates, Accrued Certificate Interest for such class for such Distribution. Date; and

      (xii) any remainder as described under "Excess Cashflow Distribution."


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      first, concurrently, as follows:

      (i) the Group I Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates (allocated among the Class A-1 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

      (ii) the Group II Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

      second, concurrently, as follows:

      (i) the Group I Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(ii) above;

      (ii) the Group II Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates (allocated among the Class A-1 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) above; and

      third, to the Class M-1 Certificates until the certificate principal balance thereof is reduced to zero;

      fourth, to the Class M-2 Certificates until the certificate principal balance thereof is reduced to zero;

      fifth, to the Class M-3 Certificates until the certificate principal balance thereof is reduced to zero;

      sixth, to the Class M-4 Certificates until the certificate principal balance thereof is reduced to zero;

      seventh, to the Class M-5 Certificates until the certificate principal balance thereof is reduced to zero;

      eighth, to the Class M-6 Certificates until the certificate principal balance thereof is reduced to zero;

      ninth, to the Class M-7 Certificates until the certificate principal balance thereof is reduced to zero;

      tenth, to the Class M-8 Certificates until the certificate principal balance thereof is reduced to zero;

      eleventh, to the Class M-9 Certificates until the certificate principal balance thereof is reduced to zero;

      twelfth, to the Class B-1 Certificates until the certificate principal balance thereof is reduced to zero;

      thirteenth, to the Class B-2 Certificates until the certificate principal balance thereof is reduced to zero; and

      fourteenth, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under "Excess Cashflow Distribution".


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

II. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      first, concurrently, as follows:

      (i) the Group I Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates (allocated among the Class A-1 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero;

      (ii) the Group II Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero; and

      second, concurrently, as follows:

      (i) the Group I Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates (allocated among the Class A-2 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(ii) above;

      (ii) the Group II Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates (allocated among the Class A-1 Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i) above; and

        third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        sixth, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        seventh, to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

        eighth, to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS

      ninth, to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero tenth, the Class M-8 Certificates, the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      eleventh, to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      twelfth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      thirteenth, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

      fourteenth, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under "Excess Cashflow Distribution".

With respect to the Class A-1 Certificates, all principal distributions will be distributed concurrently to the Class A-1SS and Class A-1MZ Certificates on a pro rata basis based on the certificate principal balance of each such class, unless if a Sequential Trigger Event is in effect, in which case principal distributions will be allocated sequentially, to the Class A-1SS and Class A-1MZ Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

With respect to the Class A-2 Certificates, as long as all of the Mezzanine and Class B Certificates have not been reduced to zero, all principal distributions to the Class A-2 Certificates will be paid first, to the Class A-2A Certificates until the certificate principal balance of the Class A-2A Certificates is reduced to zero, second, to the Class A-2B Certificates until the certificate principal balance of the Class A-2B Certificates is reduced to zero and then to Class A-2C Certificates until the certificate principal balance of the Class A-2C Certificates is reduced to zero. After all of the Mezzanine and Class B Certificates have been reduced to zero, principal will be distributed to the Class A-2 Sequential Certificates on a pro rata basis based on the certificate principal balances of each such class.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                          EXCESS CASHFLOW DISTRIBUTION
                          ----------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

      (i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

      (ii)     to the Class A-1MZ Certificates, any Allocated Realized Loss
               Amounts;

      (iii)    to the Class M-1 Certificates, any Unpaid Interest Shortfall
               Amount;

      (iv)     to the Class M-1 Certificates, any Allocated Realized Loss
               Amounts;

      (v)      to the Class M-2 Certificates, any Unpaid Interest Shortfall
               Amount;

      (vi)     to the Class M-2 Certificates, any Allocated Realized Loss
               Amounts;

      (vii)    to the Class M-3 Certificates, any Unpaid Interest Shortfall
               Amount;

      (viii)   to the Class M-3 Certificates, any Allocated Realized Loss
               Amounts;

      (ix)     to the Class M-4 Certificates, any Unpaid Interest Shortfall
               Amount;

      (x)      to the Class M-4 Certificates, any Allocated Realized Loss
               Amounts;

      (xi)     to the Class M-5 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xii)    to the Class M-5 Certificates, any Allocated Realized Loss
               Amount;

      (xiii)   to the Class M-6 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xiv)    to the Class M-6 Certificates, any Allocated Realized Loss
               Amount;

      (xv) to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount; (xvi) to the Class M-7 Certificates, any Allocated Realized Loss Amount;

      (xvii)   to the Class M-8 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xviii)  to the Class M-8 Certificates, any Allocated Realized Loss
               Amount;

      (xix)    to the Class M-9 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xx)     to the Class M-9 Certificates, any Allocated Realized Loss
               Amount;

      (xxi)    to the Class B-1 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xxii)   to the Class B-1 Certificates, any Allocated Realized Loss
               Amount;

      (xxiii)  to the Class B-2 Certificates, any Unpaid Interest Shortfall
               Amount;

      (xxiv)   to the Class B-2 Certificates, any Allocated Realized Loss
               Amount;

      (xxv) first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates, in that order, any Net WAC Rate Carryover Amount for such class;

      (xxvi) to the Swap Provider, any Swap Termination Payment due to the Swap Provider resulting from a Swap Provider Trigger Event; and

      (xxvii) any remaining amounts as specified in the pooling and servicing agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                            SWAP PAYMENT DISTRIBUTION
                            -------------------------

On each Distribution Date, following the distribution of Excess Cashflow, payments from the Swap Account shall be distributed as follows:

      (i) to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date;

      (ii) to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event pursuant to the Swap Agreement;

      (iii) to the Class A Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from prior Distribution Dates;

      (iv) to the Mezzanine and Class B Certificates, sequentially, any unpaid interest including any accrued unpaid interest from prior Distribution Dates;

      (v) to each class of the Certificates, any principal in accordance with the principal payment provision described above in an amount necessary to maintain the applicable Overcollateralization Target Amount;

      (vi) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A, Mezzanine and Class B Certificates to such Certificates first, pro rata, to the Class A Certificates based on the remaining Net WAC Carryover Amount and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates; and

      (vii) to the Class A-1MZ, Mezzanine and Class B Certificates, sequentially, any remaining Allocated Realized Loss Amounts.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Accrued Certificate     Accrued Certificate Interest for each Class of Offered
Interest:               Certificates for each Distribution Date means an amount
                        equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Allocated Realized      An Allocated Realized Loss Amount with respect to any
Loss Amount:            class of the Class A-1MZ, Mezzanine or Class B
                        Certificates on any Distribution Date is an amount equal to the sum of any Realized Losses allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

Class A Principal       The Class A Principal Distribution Amount is an amount
Distribution Amount:    equal to the sum of (i) the Group I Senior Principal
                        Distribution Amount and (ii) the Group II Senior
                        Principal Distribution Amount.

Class B-1 Principal     The Class B-1 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount), the Class M-8
                        Certificates (after taking into account the Class M-8
                        Principal Distribution Amount), the Class M-9
                        Certificates (after taking into account the Class M-9
                        Principal Distribution Amount) and the Class B-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------
Class B-2 Principal     The Class B-2 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount), the Class M-8
                        Certificates (after taking into account the Class M-8
                        Principal Distribution Amount), the Class M-9
                        Certificates (after taking into account the Class M-9
                        Principal Distribution Amount), the Class B-1
                        Certificates (after taking into account the Class B-1
                        Principal Distribution Amount) and the Class B-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-1 Principal     The Class M-1 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount) and the Class M-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 71.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Class M-2 Principal     The Class M-2 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount) and the Class M-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 79.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date
                        Principal Balance.

Class M-3 Principal     The Class M-3 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount) and the Class M-3
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-4 Principal     The Class M-4 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount) and the Class M-4
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Class M-5 Principal     The Class M-5 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount) and the Class M-5
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-6 Principal     The Class M-6 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount) and the Class M-6
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-7 Principal     The Class M-7 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount) and the Class M-7
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Class M-8 Principal     The Class M-8 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount) and the Class M-8
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-9 Principal     The Class M-9 Principal Distribution Amount is an amount
Distribution Amount:    equal to the excess of (x) the sum of the aggregate
                        certificate principal balance of the Class A
                        Certificates (after taking into account the Class A
                        Principal Distribution Amount), the Class M-1
                        Certificates (after taking into account the Class M-1
                        Principal Distribution Amount), the Class M-2
                        Certificates (after taking into account the Class M-2
                        Principal Distribution Amount), the Class M-3
                        Certificates (after taking into account the Class M-3
                        Principal Distribution Amount), the Class M-4
                        Certificates (after taking into account the Class M-4
                        Principal Distribution Amount), the Class M-5
                        Certificates (after taking into account the Class M-5
                        Principal Distribution Amount), the Class M-6
                        Certificates (after taking into account the Class M-6
                        Principal Distribution Amount), the Class M-7
                        Certificates (after taking into account the Class M-7
                        Principal Distribution Amount), the Class M-8
                        Certificates (after taking into account the Class M-8
                        Principal Distribution Amount), and the Class M-9
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Extra Principal         The Extra Principal Distribution Amount with respect to
Distribution Amount:    any Distribution Date is the lesser of (x) the Excess
                        Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such
                        Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Group I Allocation      The Group I Allocation Percentage for any Distribution
Percentage:             Date is the percentage equivalent of a fraction, the
                        numerator of which is (i) the Group I Principal
                        Remittance Amount for such Distribution Date, and the denominator of which is (ii) the Principal Remittance
                        Amount for such Distribution Date.

Group I Interest        The Group I Interest Remittance Amount with respect to
Remittance Amount:      any Distribution Date is that portion of the Available
                        Funds for such Distribution Date attributable to interest received or advanced with respect to the Group
                        I Mortgage Loans.

Group I Principal       The Group I Principal Remittance Amount means with
Remittance Amount:      respect to any Distribution Date, the sum of (i) all
                        scheduled payments of principal collected or advanced on the Group I Mortgage Loans by the Servicer that were due during the related collection period and received by the Servicer on or prior to the related determination date,
                        (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage Loans received by the Servicer during the related prepayment period, (iii) the principal portion of all related Net
                        Liquidation Proceeds and Insurance Proceeds received during the related prepayment period with respect to the Group I Mortgage Loans, (iv) that portion of the
                        Purchase Price, representing principal of any repurchased Group I Mortgage Loans, received during the related prepayment period (v) the principal portion of any related Substitution Adjustments received during the related prepayment period with respect to the Group I
                        Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination
                        Price, representing principal with respect to the Group
                        I Mortgage Loans.

Group I Senior          The Group I Senior Principal Distribution Amount means
Principal Distribution  as of any Distribution Date (i) before the Stepdown Date
Amount:                 or as to which a Trigger Event is in effect, the Group I
                        Allocation Percentage of the Principal Distribution
                        Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                        (a) the certificate principal balance of the Class A-1
                        Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 62.70% and (2) the aggregate Principal
                        Balance of the Group I Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (y) the amount by which the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related
                        Collection Period after giving effect to prepayments in the related prepayment period exceeds the product of (1)
                        0.50% and (2) the aggregate Principal Balance of the Group I Mortgage Loans.

Group II Allocation     The Group II Allocation Percentage for any Distribution
Percentage:             Date is the percentage equivalent of a fraction, the
                        numerator of which is (i) the Group II Principal
                        Remittance Amount for such Distribution Date, and the denominator of which is (ii) the Principal Remittance
                        Amount for such Distribution Date.

Group II Interest       The Group II Interest Remittance Amount with respect to
Remittance Amount:      any Distribution Date is that portion of the Available
                        Funds for such Distribution Date attributable to interest received or advanced with respect to the Group
                        II Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Group II Principal      The Group II Principal Remittance Amount means with
Remittance Amount:      respect to any Distribution Date, the sum of (i) all
                        scheduled payments of principal collected or advanced on the Group II Mortgage Loans by the Servicer that were due during the related collection period and received by the Servicer on or prior to the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans received by the Servicer during the related prepayment period, (iii) the principal portion of all related Net
                        Liquidation Proceeds and Insurance Proceeds received during the related prepayment period with respect to the Group II Mortgage Loans, (iv) that portion of the
                        Purchase Price, representing principal of any repurchased Group II Mortgage Loans, received during the related prepayment period (v) the principal portion of any related Substitution Adjustments received during the related prepayment period with respect to the Group II
                        Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination
                        Price, representing principal with respect to the Group
                        II Mortgage Loans.

Group II Senior         The Group II Senior Principal Distribution Amount means
Principal Distribution  as of any Distribution Date (i) before the Stepdown Date
Amount:                 or as to which a Trigger Event is in effect, the Group
                        II Allocation Percentage of the Principal Distribution
                        Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                        (a) the aggregate certificate principal balance of the Class A-2 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 62.70% and (2) the aggregate
                        Principal Balance of the Group II Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (y) the amount by which the aggregate
                        Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period after giving effect to prepayments in the related prepayment period exceeds the product of (1) 0.50% and (2) the aggregate Principal Balance of the Group II Mortgage
                        Loans.

Principal Distribution  The Principal Distribution Amount is the sum of (i) the
Amount:                 Principal Remittance Amount (minus the
                        Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution Amount, if any.

Principal Remittance    The Principal Remittance Amount is the sum of the Group
Amount:                 I Principal Remittance Amount and the Group II Principal
                        Remittance Amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                   DEFINITIONS
                                   -----------

Realized Losses:        A Realized Loss is (i) as to any Mortgage Loan that is
                        liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                        All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-9 Certificates, sixth to the M-8 Certificates, seventh to the Class M-7 Certificates, eighth to the M-6 Certificates, ninth to the Class M-5 Certificates, tenth to the Class M-4 Certificates, eleventh to the Class M-3 Certificates, twelfth to the Class M-2 Certificates, thirteenth to the Class M-1 Certificates and fourteenth any losses related to the Group I Mortgage Loans to the Class A-1MZ Certificates. An allocation of any Realized Losses to the Class A-1MZ, Mezzanine and Class B Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1SS and the Class A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1SS and the Class A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.

Senior Enhancement      The Senior Enhancement Percentage for any Distribution
Percentage:             Date is the percentage obtained by dividing (x) the sum
                        of (i) the aggregate certificate principal balance of the Mezzanine and Class B Certificates and (ii) the
                        Overcollateralization Amount, in each case before taking into account the distribution of the Principal
                        Distribution Amount on such Distribution Date by (y) the sum of the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related collection period after giving effect to principal prepayments in the related prepayment period.

Swap Provider Trigger   A Swap Termination Payment that is triggered upon: (i)
Event:                  an Event of Default under the Interest Rate Swap
                        Agreement with respect to which the Swap Provider is a Defaulting Party (as defined in the Interest Rate Swap
                        Agreement), (ii) a Termination Event under the Interest
                        Rate Swap Agreement with respect to which the Swap
                        Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement) or (iii) an Additional
                        Termination Event under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole
                        Affected Party.

Unpaid Interest         The Unpaid Interest Shortfall Amount means (i) for each
Shortfall Amount:       class of Offered Certificates and the first Distribution
                        Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which
                        (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall
                        Amount, if any, for such class for such preceding
                        Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                  BOND SUMMARY
                                   To Maturity
                                   -----------

Class A-1MZ (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%      50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               19.75       4.97          3.48          2.65           2.08          1.61          1.33
First Principal Date           11/25/2005  11/25/2005    11/25/2005    11/25/2005     11/25/2005    11/25/2005    11/25/2005
Last Principal Date             7/25/2035   2/25/2031    9/25/2024      2/25/2020     12/25/2016    10/25/2014    7/25/2008
Principal Windows (mos.)        1 to 357    1 to 304      1 to 227      1 to 172       1 to 134      1 to 108      1 to 33
Class A-2B (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%      50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               24.13       5.79          3.99          3.00           2.28          1.90          1.67
First Principal Date            5/25/2025   9/25/2008    12/25/2007     7/25/2007     4/25/2007     2/25/2007     12/25/2006
Last Principal Date             3/25/2034   6/25/2017    9/25/2013      9/25/2011     6/25/2010     6/25/2008     2/25/2008
Principal Windows (mos.)       235 to 341   35 to 140     26 to 95      21 to 71       18 to 56      16 to 32      14 to 28
Class A-2C  (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%      50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               29.10       16.12        11.16          8.31           6.51          3.93          2.48
First Principal Date            3/25/2034   6/25/2017    9/25/2013      9/25/2011     6/25/2010     6/25/2008     2/25/2008
Last Principal Date             7/25/2035   3/25/2031    11/25/2024     3/25/2020     2/25/2017     12/25/2014    7/25/2008
Principal Windows (mos.)       341 to 357  140 to 305    95 to 229      71 to 173     56 to 136     32 to 110      28 to 33
Class M-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%      50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.73       9.33          6.40          5.01           4.55          5.08          4.73
First Principal Date           10/25/2028   2/25/2010    11/25/2008     2/25/2009     6/25/2009     2/25/2010     7/25/2008
Last Principal Date             6/25/2035  10/25/2027    6/25/2021      7/25/2017     12/25/2014    3/25/2013     4/25/2013
Principal Windows (mos.)       276 to 356   52 to 264    37 to 188      40 to 141     44 to 110      52 to 89      33 to 90
Class M-2 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%      50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.73       9.29          6.36          4.93           4.32          4.25          4.05
First Principal Date           10/25/2028   2/25/2010    11/25/2008     1/25/2009     3/25/2009     7/25/2009     5/25/2009
Last Principal Date             5/25/2035   9/25/2026    6/25/2020      9/25/2016     5/25/2014     9/25/2012     6/25/2011
Principal Windows (mos.)       276 to 355   52 to 251    37 to 176      39 to 131     41 to 103      45 to 83      43 to 68



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                  BOND SUMMARY
                                   To Maturity
                                   -----------

Class M-3 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.72        9.24          6.32          4.89          4.21          3.98           3.66
First Principal Date           10/25/2028   2/25/2010    11/25/2008     1/25/2009     3/25/2009     5/25/2009     3/25/2009
Last Principal Date            4/25/2035    3/25/2025    5/25/2019     11/25/2015     8/25/2013     2/25/2012     1/25/2011
Principal Windows (mos.)       276 to 354   52 to 233    37 to 163      39 to 121     41 to 94      43 to 76       41 to 63
Class M-4 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.72        9.20          6.30          4.84          4.15          3.89           3.53
First Principal Date           10/25/2028   2/25/2010    11/25/2008    12/25/2008     2/25/2009     4/25/2009     1/25/2009
Last Principal Date            4/25/2035    8/25/2024    11/25/2018     7/25/2015     5/25/2013    12/25/2011     11/25/2010
Principal Windows (mos.)       276 to 354   52 to 226    37 to 157      38 to 117     40 to 91      42 to 74       39 to 61
Class M-5 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.72        9.15          6.26          4.81          4.11          3.80           3.42
First Principal Date           10/25/2028   2/25/2010    11/25/2008    12/25/2008     1/25/2009     3/25/2009     12/25/2008
Last Principal Date            3/25/2035   12/25/2023    4/25/2018      2/25/2015     1/25/2013     9/25/2011     8/25/2010
Principal Windows (mos.)       276 to 353   52 to 218    37 to 150      38 to 112     39 to 87      41 to 71       38 to 58
Class M-6 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.71        9.08          6.20          4.78          4.06          3.72           3.33
First Principal Date           10/25/2028   2/25/2010    11/25/2008    12/25/2008     1/25/2009     2/25/2009     11/25/2008
Last Principal Date            3/25/2035    2/25/2023    9/25/2017      8/25/2014     9/25/2012     5/25/2011     6/25/2010
Principal Windows (mos.)       276 to 353   52 to 208    37 to 143      38 to 106     39 to 83      40 to 67       37 to 56
Class M-7  (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.70        8.98          6.13          4.70          3.98          3.63           3.24
First Principal Date           10/25/2028   2/25/2010    11/25/2008    11/25/2008    12/25/2008     1/25/2009     10/25/2008
Last Principal Date            1/25/2035    2/25/2022    12/25/2016     2/25/2014     4/25/2012     1/25/2011     2/25/2010
Principal Windows (mos.)       276 to 351   52 to 196    37 to 134      37 to 100     38 to 78      39 to 63       36 to 52
Class M-8 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.69        8.85          6.04          4.63          3.92          3.57           3.18
First Principal Date           10/25/2028   2/25/2010    11/25/2008    11/25/2008    12/25/2008    12/25/2008     10/25/2008
Last Principal Date            12/25/2034  12/25/2020    2/25/2016      6/25/2013    10/25/2011     9/25/2010     11/25/2009
Principal Windows (mos.)       276 to 350   52 to 182    37 to 124      37 to 92      38 to 72      38 to 59       36 to 49
Class M-9 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.65        8.64          5.89          4.52          3.83          3.46           3.07
First Principal Date           10/25/2028   2/25/2010    11/25/2008    11/25/2008    11/25/2008    12/25/2008     9/25/2008
Last Principal Date            10/25/2034   1/25/2020    6/25/2015     12/25/2012     6/25/2011     5/25/2010     8/25/2009
Principal Windows (mos.)       276 to 348   52 to 171    37 to 116      37 to 86      37 to 68      38 to 55       35 to 46



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                  BOND SUMMARY
                                     To Call
                                     -------

Class A-1MZ (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              19.71        4.64          3.24          2.47          1.94          1.54           1.33
First Principal Date           11/25/2005  11/25/2005    11/25/2005    11/25/2005    11/25/2005    11/25/2005     11/25/2005
Last Principal Date            7/25/2034    7/25/2018    6/25/2014      3/25/2012    11/25/2010    12/25/2009     7/25/2008
Principal Windows (mos.)        1 to 345    1 to 153      1 to 104       1 to 77       1 to 61       1 to 50       1 to 33
Class A-2B (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              24.13        5.79          3.99          3.00          2.28          1.90           1.67
First Principal Date           5/25/2025    9/25/2008    12/25/2007     7/25/2007     4/25/2007     2/25/2007     12/25/2006
Last Principal Date            3/25/2034    6/25/2017    9/25/2013      9/25/2011     6/25/2010     6/25/2008     2/25/2008
Principal Windows (mos.)       235 to 341   35 to 140     26 to 95      21 to 71      18 to 56      16 to 32       14 to 28
Class A-2C  (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              28.70        12.62         8.57          6.35          5.02          3.16           2.48
First Principal Date           3/25/2034    6/25/2017    9/25/2013      9/25/2011     6/25/2010     6/25/2008     2/25/2008
Last Principal Date            7/25/2034    7/25/2018    6/25/2014      3/25/2012    11/25/2010    12/25/2009     7/25/2008
Principal Windows (mos.)       341 to 345  140 to 153    95 to 104      71 to 77      56 to 61      32 to 50       28 to 33
Class M-1 (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.63        8.53          5.81          4.57          4.22          4.15           3.22
First Principal Date           10/25/2028   2/25/2010    11/25/2008     2/25/2009     6/25/2009    12/25/2009     7/25/2008
Last Principal Date            7/25/2034    7/25/2018    6/25/2014      3/25/2012    11/25/2010    12/25/2009     3/25/2009
Principal Windows (mos.)       276 to 345   52 to 153    37 to 104      40 to 77      44 to 61      50 to 50       33 to 41
Class M-2 (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.63        8.53          5.81          4.52          4.01          4.00           3.40
First Principal Date           10/25/2028   2/25/2010    11/25/2008     1/25/2009     3/25/2009     7/25/2009     3/25/2009
Last Principal Date            7/25/2034    7/25/2018    6/25/2014      3/25/2012    11/25/2010    12/25/2009     3/25/2009
Principal Windows (mos.)       276 to 345   52 to 153    37 to 104      39 to 77      41 to 61      45 to 50       41 to 41


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                  BOND SUMMARY
                                     To Call
                                     -------

Class M-3 (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.63        8.53          5.81          4.51          3.92          3.76           3.40
First Principal Date           10/25/2028   2/25/2010    11/25/2008     1/25/2009     3/25/2009     5/25/2009     3/25/2009
Last Principal Date            7/25/2034    7/25/2018    6/25/2014      3/25/2012    11/25/2010    12/25/2009     3/25/2009
Principal Windows (mos.)       276 to 345   52 to 153    37 to 104      39 to 77      41 to 61      43 to 50       41 to 41
Class M-4 (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.63        8.53          5.81          4.48          3.88          3.68           3.35
First Principal Date           10/25/2028   2/25/2010    11/25/2008    12/25/2008     2/25/2009     4/25/2009     1/25/2009
Last Principal Date            7/25/2034    7/25/2018    6/25/2014      3/25/2012    11/25/2010    12/25/2009     3/25/2009
Principal Windows (mos.)       276 to 345   52 to 153    37 to 104      38 to 77      40 to 61      42 to 50       39 to 41
Class M-5 (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.63        8.53          5.81          4.48          3.86          3.61           3.25
First Principal Date           10/25/2028   2/25/2010    11/25/2008    12/25/2008     1/25/2009     3/25/2009     12/25/2008
Last Principal Date            7/25/2034    7/25/2018    6/25/2014      3/25/2012    11/25/2010    12/25/2009     3/25/2009
Principal Windows (mos.)       276 to 345   52 to 153    37 to 104      38 to 77      39 to 61      41 to 50       38 to 41
Class M-6 (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.63        8.53          5.81          4.48          3.84          3.55           3.18
First Principal Date           10/25/2028   2/25/2010    11/25/2008    12/25/2008     1/25/2009     2/25/2009     11/25/2008
Last Principal Date            7/25/2034    7/25/2018    6/25/2014      3/25/2012    11/25/2010    12/25/2009     3/25/2009
Principal Windows (mos.)       276 to 345   52 to 153    37 to 104      38 to 77      39 to 61      40 to 50       37 to 41
Class M-7  (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.63        8.53          5.81          4.47          3.80          3.50           3.12
First Principal Date           10/25/2028   2/25/2010    11/25/2008    11/25/2008    12/25/2008     1/25/2009     10/25/2008
Last Principal Date            7/25/2034    7/25/2018    6/25/2014      3/25/2012    11/25/2010    12/25/2009     3/25/2009
Principal Windows (mos.)       276 to 345   52 to 153    37 to 104      37 to 77      38 to 61      39 to 50       36 to 41
Class M-8 (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.63        8.53          5.81          4.46          3.80          3.48           3.09
First Principal Date           10/25/2028   2/25/2010    11/25/2008    11/25/2008    12/25/2008    12/25/2008     10/25/2008
Last Principal Date            7/25/2034    7/25/2018    6/25/2014      3/25/2012    11/25/2010    12/25/2009     3/25/2009
Principal Windows (mos.)       276 to 345   52 to 153    37 to 104      37 to 77      38 to 61      38 to 50       36 to 41
Class M-9 (To Call)
----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%      75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.63        8.52          5.81          4.46          3.78          3.43           3.04
First Principal Date           10/25/2028   2/25/2010    11/25/2008    11/25/2008    11/25/2008    12/25/2008     9/25/2008
Last Principal Date            7/25/2034    7/25/2018    6/25/2014      3/25/2012    11/25/2010    12/25/2009     3/25/2009
Principal Windows (mos.)       276 to 345   52 to 153    37 to 104      37 to 77      37 to 61      38 to 50       35 to 41


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                              NET WAC CAP SCHEDULE
                             Class A-1 Certificates
                             ----------------------

                        Net WAC     Net WAC    Effective Net                          Net WAC      Net WAC    Effective Net
Period     Pay Date     Rate(1)     Rate(2)   WAC Rate(2)(3)   Period   Pay Date      Rate(1)      Rate(2)    WAC Rate(2)(3)
----------------------------------------------------------------------------------------------------------------------------
   1      11/25/2005     7.89%       8.48%        23.09%         45     7/25/2009      8.64%        11.40%        13.20%
   2      12/25/2005     6.48%       7.07%        21.62%         46     8/25/2009      8.37%        11.07%        12.88%
   3       1/25/2006     6.39%       6.84%        21.46%         47     9/25/2009      8.37%        11.06%        12.86%
   4       2/25/2006     6.41%       6.85%        21.30%         48    10/25/2009      8.63%        11.42%        13.20%
   5       3/25/2006     6.70%       7.58%        21.50%         49    11/25/2009      8.36%        11.04%        12.83%
   6       4/25/2006     6.41%       6.85%        21.10%         50    12/25/2009      8.62%        11.39%        13.16%
   7       5/25/2006     6.51%       7.07%        21.08%         51     1/25/2010      8.40%        11.01%        11.01%
   8       6/25/2006     6.42%       6.85%        20.85%         52     2/25/2010      8.40%        11.05%        11.05%
   9       7/25/2006     6.52%       7.07%        20.81%         53     3/25/2010      9.29%        12.22%        12.22%
   10      8/25/2006     6.44%       6.86%        20.57%         54     4/25/2010      8.39%        11.02%        11.02%
   11      9/25/2006     6.35%       6.76%        20.31%         55     5/25/2010      8.66%        11.37%        11.37%
   12     10/25/2006     6.45%       6.98%        20.24%         56     6/25/2010      8.37%        10.99%        10.99%
   13     11/25/2006     6.36%       6.76%        19.96%         57     7/25/2010      8.65%        11.35%        11.35%
   14     12/25/2006     6.46%       6.98%        19.87%         58     8/25/2010      8.36%        10.97%        10.97%
   15      1/25/2007     6.37%       6.76%        19.57%         59     9/25/2010      8.36%        10.95%        10.95%
   16      2/25/2007     6.38%       6.77%        19.37%         60    10/25/2010      8.63%        11.30%        11.30%
   17      3/25/2007     6.73%       7.49%        19.49%         61    11/25/2010      8.34%        10.93%        10.93%
   18      4/25/2007     6.40%       6.77%        18.92%         62    12/25/2010      8.62%        11.28%        11.28%
   19      5/25/2007     6.51%       6.99%        18.79%         63     1/25/2011      8.33%        10.90%        10.90%
   20      6/25/2007     6.41%       6.77%        18.42%         64     2/25/2011      8.33%        10.88%        10.88%
   21      7/25/2007     6.59%       6.99%        16.81%         65     3/25/2011      9.21%        12.03%        12.03%
   22      8/25/2007     8.57%       9.04%        11.52%         66     4/25/2011      8.31%        10.85%        10.85%
   23      9/25/2007     8.57%       9.03%        11.49%         67     5/25/2011      8.59%        11.20%        11.20%
   24     10/25/2007     8.83%       9.33%        11.74%         68     6/25/2011      8.30%        10.83%        10.83%
   25     11/25/2007     8.56%       9.03%        11.44%         69     7/25/2011      8.57%        11.17%        11.17%
   26     12/25/2007     8.82%       9.32%        11.70%         70     8/25/2011      8.29%        10.80%        10.80%
   27      1/25/2008     8.55%       9.01%        11.40%         71     9/25/2011      8.28%        10.78%        10.78%
   28      2/25/2008     8.55%       9.76%        12.13%         72    10/25/2011      8.55%        11.13%        11.13%
   29      3/25/2008     9.09%      10.43%        12.73%         73    11/25/2011      8.27%        10.75%        10.75%
   30      4/25/2008     8.54%       9.75%        12.08%         74    12/25/2011      8.54%        11.10%        11.10%
   31      5/25/2008     8.55%       9.82%        12.11%         75     1/25/2012      8.26%        10.72%        10.72%
   32      6/25/2008     8.29%       9.49%        11.77%         76     2/25/2012      8.25%        10.71%        10.71%
   33      7/25/2008     8.55%       9.81%        12.03%         77     3/25/2012      8.81%        11.43%        11.43%
   34      8/25/2008     8.43%      10.38%        12.25%
   35      9/25/2008     8.43%      10.37%        12.23%
   36     10/25/2008     8.69%      10.70%        12.55%
   37     11/25/2008     8.42%      10.35%        12.21%
   38     12/25/2008     8.68%      10.68%        12.52%
   39      1/25/2009     8.41%      10.33%        12.18%
   40      2/25/2009     8.41%      11.09%        12.94%
   41      3/25/2009     9.25%      12.27%        14.05%
   42      4/25/2009     8.40%      11.07%        12.90%
   43      5/25/2009     8.65%      11.43%        13.24%
   44      6/25/2009     8.39%      11.05%        12.87%

(1)   Assumes 6-month LIBOR at 4.35% and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR is instantaneously increased to a rate of 20.00% and is run at the pricing speed to call.
(3) Assumes the 1-month LIBOR is instantaneously increased to a rate of 20.00%, run at the pricing speed to call and payments are received from the Swap Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                              NET WAC CAP SCHEDULE
                             Class A-2 Certificates
                             ----------------------

                        Net WAC     Net WAC    Effective Net                          Net WAC      Net WAC    Effective Net
Period     Pay Date     Rate(1)     Rate(2)   WAC Rate(2)(3)   Period   Pay Date      Rate(1)      Rate(2)    WAC Rate(2)(3)
----------------------------------------------------------------------------------------------------------------------------
1      11/25/2005     7.89%       8.48%        23.09%         45     7/25/2009      8.52%        11.31%        13.11%
2      12/25/2005     6.48%       7.06%        21.62%         46     8/25/2009      8.25%        10.97%        12.78%
3       1/25/2006     6.39%       6.84%        21.46%         47     9/25/2009      8.25%        10.96%        12.76%
4       2/25/2006     6.40%       6.84%        21.29%         48    10/25/2009      8.50%        11.31%        13.09%
5       3/25/2006     6.69%       7.57%        21.49%         49    11/25/2009      8.24%        10.93%        12.72%
6       4/25/2006     6.41%       6.84%        21.10%         50    12/25/2009      8.49%        11.29%        13.06%
7       5/25/2006     6.50%       7.07%        21.07%         51     1/25/2010      8.28%        10.91%        10.91%
8       6/25/2006     6.41%       6.84%        20.85%         52     2/25/2010      8.28%        10.94%        10.94%
9       7/25/2006     6.51%       7.07%        20.80%         53     3/25/2010      9.16%        12.09%        12.09%
10      8/25/2006     6.43%       6.84%        20.56%         54     4/25/2010      8.27%        10.91%        10.91%
11      9/25/2006     6.33%       6.75%        20.30%         55     5/25/2010      8.54%        11.26%        11.26%
12     10/25/2006     6.44%       6.97%        20.23%         56     6/25/2010      8.26%        10.88%        10.88%
13     11/25/2006     6.35%       6.75%        19.95%         57     7/25/2010      8.53%        11.23%        11.23%
14     12/25/2006     6.45%       6.97%        19.86%         58     8/25/2010      8.25%        10.86%        10.86%
15      1/25/2007     6.36%       6.75%        19.56%         59     9/25/2010      8.24%        10.84%        10.84%
16      2/25/2007     6.37%       6.75%        19.35%         60    10/25/2010      8.51%        11.19%        11.19%
17      3/25/2007     6.72%       7.47%        19.47%         61    11/25/2010      8.23%        10.81%        10.81%
18      4/25/2007     6.38%       6.75%        18.90%         62    12/25/2010      8.50%        11.16%        11.16%
19      5/25/2007     6.50%       6.98%        18.77%         63     1/25/2011      8.22%        10.79%        10.79%
20      6/25/2007     6.40%       6.75%        18.41%         64     2/25/2011      8.22%        10.77%        10.77%
21      7/25/2007     7.12%       7.64%        17.46%         65     3/25/2011      9.10%        11.91%        11.91%
22      8/25/2007     8.46%       9.01%        11.48%         66     4/25/2011      8.21%        10.74%        10.74%
23      9/25/2007     8.46%       9.00%        11.46%         67     5/25/2011      8.48%        11.09%        11.09%
24     10/25/2007     8.72%       9.30%        11.71%         68     6/25/2011      8.20%        10.72%        10.72%
25     11/25/2007     8.46%       8.99%        11.41%         69     7/25/2011      8.47%        11.06%        11.06%
26     12/25/2007     8.71%       9.29%        11.66%         70     8/25/2011      8.19%        10.69%        10.69%
27      1/25/2008     8.45%       9.20%        11.58%         71     9/25/2011      8.18%        10.67%        10.67%
28      2/25/2008     8.45%       9.72%        12.08%         72    10/25/2011      8.45%        11.01%        11.01%
29      3/25/2008     8.98%      10.39%        12.68%         73    11/25/2011      8.17%        10.64%        10.64%
30      4/25/2008     8.44%       9.71%        12.04%         74    12/25/2011      8.44%        10.98%        10.98%
31      5/25/2008     8.45%       9.78%        12.06%         75     1/25/2012      8.16%        10.61%        10.61%
32      6/25/2008     8.20%       9.46%        11.74%         76     2/25/2012      8.16%        10.60%        10.60%
33      7/25/2008     8.46%       9.99%        12.22%         77     3/25/2012      8.71%        11.31%        11.31%
34      8/25/2008     8.30%      10.30%        12.17%
35      9/25/2008     8.30%      10.29%        12.16%
36     10/25/2008     8.55%      10.62%        12.47%
37     11/25/2008     8.29%      10.27%        12.13%
38     12/25/2008     8.55%      10.61%        12.44%
39      1/25/2009     8.28%      10.46%        12.31%
40      2/25/2009     8.28%      11.00%        12.84%
41      3/25/2009     9.11%      12.17%        13.95%
42      4/25/2009     8.27%      10.98%        12.81%
43      5/25/2009     8.52%      11.33%        13.14%
44      6/25/2009     8.26%      10.96%        12.78%


(4)   Assumes 6-month LIBOR at 4.35% and is run at the pricing speed to call.
(5) Assumes the 6-month LIBOR is instantaneously increased to a rate of 20.00% and is run at the pricing speed to call.
(6) Assumes the 1-month LIBOR is instantaneously increased to a rate of 20.00%, run at the pricing speed to call and payments are received from the Swap Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------


                              NET WAC CAP SCHEDULE
                       Mezzanine and Class B Certificates
                       ----------------------------------

                        Net WAC     Net WAC    Effective Net                          Net WAC      Net WAC    Effective Net
Period     Pay Date     Rate(1)     Rate(2)   WAC Rate(2)(3)   Period   Pay Date      Rate(1)      Rate(2)    WAC Rate(2)(3)
----------------------------------------------------------------------------------------------------------------------------
   1      11/25/2005     7.89%       8.48%        23.09%         45     7/25/2009      8.57%        11.35%        13.14%
   2      12/25/2005     6.48%       7.06%        21.62%         46     8/25/2009      8.30%        11.01%        12.82%
   3       1/25/2006     6.39%       6.84%        21.46%         47     9/25/2009      8.30%        11.00%        12.80%
   4       2/25/2006     6.40%       6.84%        21.30%         48    10/25/2009      8.55%        11.35%        13.13%
   5       3/25/2006     6.70%       7.58%        21.49%         49    11/25/2009      8.29%        10.97%        12.77%
   6       4/25/2006     6.41%       6.84%        21.10%         50    12/25/2009      8.54%        11.33%        13.10%
   7       5/25/2006     6.51%       7.07%        21.07%         51     1/25/2010      8.33%        10.95%        10.95%
   8       6/25/2006     6.42%       6.84%        20.85%         52     2/25/2010      8.33%        10.98%        10.98%
   9       7/25/2006     6.52%       7.07%        20.80%         53     3/25/2010      9.21%        12.14%        12.14%
   10      8/25/2006     6.43%       6.85%        20.56%         54     4/25/2010      8.32%        10.95%        10.95%
   11      9/25/2006     6.34%       6.75%        20.31%         55     5/25/2010      8.59%        11.31%        11.31%
   12     10/25/2006     6.44%       6.98%        20.23%         56     6/25/2010      8.31%        10.93%        10.93%
   13     11/25/2006     6.35%       6.75%        19.96%         57     7/25/2010      8.58%        11.28%        11.28%
   14     12/25/2006     6.46%       6.98%        19.87%         58     8/25/2010      8.29%        10.90%        10.90%
   15      1/25/2007     6.36%       6.75%        19.56%         59     9/25/2010      8.29%        10.89%        10.89%
   16      2/25/2007     6.37%       6.76%        19.36%         60    10/25/2010      8.56%        11.24%        11.24%
   17      3/25/2007     6.72%       7.48%        19.48%         61    11/25/2010      8.28%        10.86%        10.86%
   18      4/25/2007     6.39%       6.76%        18.91%         62    12/25/2010      8.55%        11.21%        11.21%
   19      5/25/2007     6.51%       6.98%        18.78%         63     1/25/2011      8.27%        10.83%        10.83%
   20      6/25/2007     6.40%       6.76%        18.41%         64     2/25/2011      8.26%        10.82%        10.82%
   21      7/25/2007     6.91%       7.38%        17.20%         65     3/25/2011      9.14%        11.96%        11.96%
   22      8/25/2007     8.51%       9.02%        11.50%         66     4/25/2011      8.25%        10.79%        10.79%
   23      9/25/2007     8.50%       9.02%        11.47%         67     5/25/2011      8.52%        11.13%        11.13%
   24     10/25/2007     8.76%       9.31%        11.72%         68     6/25/2011      8.24%        10.76%        10.76%
   25     11/25/2007     8.50%       9.01%        11.42%         69     7/25/2011      8.51%        11.10%        11.10%
   26     12/25/2007     8.76%       9.30%        11.68%         70     8/25/2011      8.23%        10.73%        10.73%
   27      1/25/2008     8.49%       9.12%        11.50%         71     9/25/2011      8.22%        10.72%        10.72%
   28      2/25/2008     8.49%       9.74%        12.10%         72    10/25/2011      8.49%        11.06%        11.06%
   29      3/25/2008     9.03%      10.40%        12.70%         73    11/25/2011      8.21%        10.69%        10.69%
   30      4/25/2008     8.48%       9.73%        12.05%         74    12/25/2011      8.48%        11.03%        11.03%
   31      5/25/2008     8.49%       9.79%        12.08%         75     1/25/2012      8.20%        10.66%        10.66%
   32      6/25/2008     8.24%       9.47%        11.75%         76     2/25/2012      8.19%        10.64%        10.64%
   33      7/25/2008     8.49%       9.92%        12.14%         77     3/25/2012      8.75%        11.36%        11.36%
   34      8/25/2008     8.35%      10.33%        12.20%
   35      9/25/2008     8.35%      10.32%        12.19%
   36     10/25/2008     8.61%      10.66%        12.50%
   37     11/25/2008     8.34%      10.30%        12.16%
   38     12/25/2008     8.60%      10.64%        12.47%
   39      1/25/2009     8.33%      10.41%        12.26%
   40      2/25/2009     8.33%      11.04%        12.88%
   41      3/25/2009     9.17%      12.21%        13.99%
   42      4/25/2009     8.32%      11.02%        12.85%
   43      5/25/2009     8.58%      11.37%        13.18%
   44      6/25/2009     8.31%      10.99%        12.81%


(1)   Assumes 6-month LIBOR at 4.35%, and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR is instantaneously increased to a rate of 20.00% and is run at the pricing speed to call.
(3) Assumes the 1-month LIBOR is instantaneously increased to a rate of 20.00%, run at the pricing speed to call and payments are received from the Swap Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                  Swap Schedule
                                  -------------

Period     Distribution Date       Notional Schedule ($)      Period     Distribution Date       Notional Schedule ($)
----------------------------------------------------------------------------------------------------------------------
  1           11/25/2005               471,657,898              26          12/25/2007                42,810,022
  2           12/25/2005               466,097,201              27           1/25/2008                41,066,206
  3            1/25/2006               459,595,310              28           2/25/2008                39,397,591
  4            2/25/2006               449,365,375              29           3/25/2008                37,800,702
  5            3/25/2006               441,077,274              30           4/25/2008                36,272,241
  6            4/25/2006               431,912,512              31           5/25/2008                34,809,070
  7            5/25/2006               421,902,971              32           6/25/2008                33,217,761
  8            6/25/2006               411,086,789              33           7/25/2008                31,661,405
  9            7/25/2006               399,790,647              34           8/25/2008                25,491,722
 10            8/25/2006               388,046,038              35           9/25/2008                24,583,224
 11            9/25/2006               375,887,500              36          10/25/2008                23,706,925
 12           10/25/2006               363,352,768              37          11/25/2008                22,861,688
 13           11/25/2006               350,482,537              38          12/25/2008                22,046,417
 14           12/25/2006               337,320,185              39           1/25/2009                21,260,055
 15            1/25/2007               323,911,470              40           2/25/2009                20,501,581
 16            2/25/2007               310,304,196              41           3/25/2009                19,770,010
 17            3/25/2007               296,547,852              42           4/25/2009                19,064,393
 18            4/25/2007               282,693,225              43           5/25/2009                18,383,813
 19            5/25/2007               268,791,998              44           6/25/2009                17,727,385
 20            6/25/2007               254,896,326              45           7/25/2009                17,094,257
 21            7/25/2007               209,720,821              46           8/25/2009                16,483,606
 22            8/25/2007                50,613,289              47           9/25/2009                15,894,636
 23            9/25/2007                48,530,169              48          10/25/2009                15,326,582
 24           10/25/2007                46,538,056              49          11/25/2009                14,778,706
 25           11/25/2007                44,632,690              50          12/25/2009                14,250,292



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                Breakeven Losses
                                ----------------

                 Static LIBOR               Forward LIBOR
             -----------------------    ------------------------
  Class      CDR (%)    Cum Loss (%)    CDR (%)    Cum Loss (%)
----------------------------------------------------------------
Class M-1    22.59%        18.81%        22.11%       18.55%
Class M-2    16.88%        15.36%        16.39%       15.03%
Class M-3    15.27%        14.26%        14.78%       13.92%
Class M-4    13.66%        13.11%        13.16%       12.74%
Class M-5    12.20%        12.00%        11.70%       11.62%
Class M-6    10.72%        10.83%        10.21%       10.41%
Class M-7     9.40%         9.72%         8.90%        9.29%
Class M-8     8.57%         9.00%         8.08%        8.57%
Class M-9     7.42%         7.96%         6.93%        7.51%

Assumptions:
------------

o     Run at the Pricing Speed
o     40% loss severity
o     12 month lag from default to loss
o     Run to maturity
o     Triggers fail (i.e., no Stepdown)
o     "Break" is first dollar of principal loss
o     Defaults are in addition to prepayments


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
$251,393,000 (approximate)
--------------------------------------------------------------------------------

                                  Excess Spread
                                  -------------

            Static       Forward       Forward       Forward              Static      Forward      Forward      Forward
Period    XS Spread     XS Spread      1m LIBOR     6m LIBOR    Period  XS Spread    XS Spread    1m LIBOR      6m LIBOR
------------------------------------------------------------------------------------------------------------------------
   1         296           296         4.0000%       4.3500%      45       408          378        4.7653%      4.8589%
   2         214           213         4.1855%       4.4847%      46       394          367        4.7692%      4.8783%
   3         213           211         4.3415%       4.5575%      47       394          366        4.7729%      4.8975%
   4         213           211         4.3791%       4.6158%      48       407          379        4.8024%      4.9184%
   5         220           216         4.5312%       4.6591%      49       394          357        4.8704%      4.9345%
   6         214           210         4.6230%       4.6863%      50       407          372        4.8757%      4.9395%
   7         216           211         4.5937%       4.6928%      51       399          352        4.8816%      4.9460%
   8         214           209         4.6294%       4.6891%      52       399          356        4.8867%      4.9512%
   9         216           210         4.6597%       4.6822%      53       444          408        4.8916%      4.9563%
  10         214           208         4.6467%       4.6717%      54       399          354        4.8985%      4.9629%
  11         205           198         4.6930%       4.6649%      55       414          371        4.9033%      4.9645%
  12         208           200         4.6592%       4.6511%      56       399          353        4.9088%      4.9606%
  13         205           197         4.5719%       4.6464%      57       413          370        4.9135%      4.9554%
  14         208           200         4.5831%       4.6579%      58       399          352        4.9196%      4.9507%
  15         205           196         4.5961%       4.6696%      59       399          351        4.9239%      4.9443%
  16         206           196         4.6077%       4.6819%      60       413          370        4.9100%      4.9384%
  17         217           206         4.6182%       4.6927%      61       399          355        4.8786%      4.9356%
  18         206           194         4.6313%       4.7045%      62       413          373        4.8810%      4.9389%
  19         210           196         4.6421%       4.7140%      63       399          355        4.8841%      4.9411%
  20         206           191         4.6532%       4.7196%      64       399          354        4.8869%      4.9433%
  21         248           230         4.6644%       4.7243%      65       443          406        4.8885%      4.9461%
  22         421           392         4.6752%       4.7293%      66       399          353        4.8920%      4.9490%
  23         420           391         4.6852%       4.7331%      67       414          371        4.8952%      4.9526%
  24         432           404         4.6853%       4.7357%      68       399          353        4.8966%      4.9607%
  25         418           389         4.6752%       4.7408%      69       414          371        4.8986%      4.9676%
  26         430           402         4.6824%       4.7478%      70       399          355        4.9014%      4.9763%
  27         416           386         4.6903%       4.7563%      71       400          355        4.9031%      4.9832%
  28         415           387         4.6979%       4.7624%      72       414          372        4.9151%      4.9897%
  29         440           415         4.7045%       4.7695%      73       400          355        4.9151%      4.9897%
  30         413           384         4.7121%       4.7774%      74       415          372        4.9151%      4.9897%
  31         400           372         4.7188%       4.7822%      75       401          355        4.9151%      4.9897%
  32         386           355         4.7268%       4.7846%      76       402          357        4.9151%      4.9897%
  33         399           370         4.7328%       4.7861%      77       431          392        4.9151%      4.9897%
  34         397           366         4.7392%       4.7877%
  35         396           364         4.7461%       4.7885%
  36         408           379         4.7441%       4.7888%
  37         393           363         4.7316%       4.7902%
  38         408           379         4.7364%       4.7944%
  39         396           365         4.7410%       4.7992%
  40         396           366         4.7450%       4.8030%
  41         436           412         4.7485%       4.8070%
  42         396           365         4.7539%       4.8122%
  43         409           380         4.7574%       4.8199%
  44         395           363         4.7621%       4.8409%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        [Banc of America Securities Logo]

--------------------------------------------------------------------------------


                        Asset-Backed Funding Corporation
                   Asset-Backed Certificates, Series 2005-OPT1

                                Collateral Annex




                                October 20, 2005




o The numbers may not add up to 100% due to rounding.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
                          ----------------------------

Summary                                                                      Total               Minimum           Maximum
-----------------------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance                                           $496,481,998.11
Number of Loans                                                                 2,672
Average Original Loan Balance                                             $186,206.90            $50,000.00     $1,280,000.00
Average Current Loan Balance                                              $185,809.13            $49,441.87     $1,279,979.92
(1) Weighted Average Combined Original LTV                                     78.42%                16.70%           100.00%
(1) Weighted Average Gross Coupon                                              7.380%                5.000%           12.900%
(1) (2) Weighted Average Gross Margin                                          5.421%                3.000%            9.050%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                21                     2                33
(1) Weighted Average Remaining Term to Maturity (months)                          356                   117               358
(1) (3) Weighted Average Credit Score                                             614                   500               806
-----------------------------------------------------------------------------------------------------------------------------
(1)   Weighted Average reflected in Total.
(2)   Adjustable Loans Only
(3)   99.89% of the Mortgage Loans have Credit Scores.


--------------------------------------------------------------------
Product Type                              Adjustable          83.59%
                                          Fixed               16.41%

Fully Amortizing Mortgage Loans                               79.36%
Interest Only Loans                                           20.64%
Balloon Loans                                                  0.00%

Lien:                                     First               99.13%
                                          Second               0.87%

Property Type                             SFR                 75.83%
                                          2-4 Family            9.85
                                          PUD                   8.64
                                          Low Rise Condo        4.31
                                          MF Housing            0.93
                                          High Rise Condo       0.36
                                          Condo/Hotel           0.08

Geographic Distribution(Top 5 States)     California          21.52%
                                          Florida               9.75
                                          New York              8.56
                                          Massachusetts         7.32
                                          New Jersey            6.17

Number of States                          49
Largest Zip Code Concentration            92336
Loans with Prepayment Penalties                                70.96%
--------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                      1      $402,537.64          0.08%  38.35%   5.000%     686     80.00%       360        357     3
5.001 - 5.500                     31     8,866,234.05          1.79   43.07    5.328      668     74.76        360        356     4
5.501 - 6.000                    128    35,327,023.51          7.12   43.66    5.847      653     76.08        360        357     3
6.001 - 6.500                    251    64,086,141.86         12.91   41.74    6.315      645     78.04        358        355     3
6.501 - 7.000                    457   106,075,378.69         21.37   41.52    6.805      624     76.99        360        356     3
7.001 - 7.500                    412    79,774,020.60         16.07   40.40    7.289      617     78.74        360        356     3
7.501 - 8.000                    497    84,868,576.16         17.09   41.47    7.776      600     79.53        359        356     3
8.001 - 8.500                    319    47,822,662.59          9.63   40.53    8.280      587     80.02        359        356     3
8.501 - 9.000                    266    35,460,198.56          7.14   39.99    8.776      585     80.97        358        355     3
9.001 - 9.500                    115    14,525,435.07          2.93   40.53    9.272      567     80.08        355        352     3
9.501 - 10.000                    89     9,544,065.93          1.92   38.77    9.784      557     78.38        355        352     3
10.001 - 10.500                   45     4,443,718.88          0.90   38.47   10.300      562     76.92        352        349     3
10.501 - 11.000                   31     2,832,000.87          0.57   42.34   10.786      571     76.03        360        357     3
11.001 - 11.500                   13       968,489.56          0.20   39.58   11.320      576     85.17        341        338     3
11.501 - 12.000                   11     1,053,488.20          0.21   41.88   11.760      530     69.88        360        357     3
12.001 - 12.500                    3       238,484.74          0.05   36.19   12.328      547     68.14        360        356     4
12.501 - 13.000                    3       193,541.20          0.04   38.55   12.763      535     70.36        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
Combined                    Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original LTV                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                      3      $182,507.76          0.04%  30.41%   8.429%     539     17.68%       360        357     3
20.01 - 25.00                      5       501,621.05          0.10   45.52    7.865      554     23.56        360        357     3
25.01 - 30.00                      5       369,651.29          0.07   36.89    7.360      635     28.36        360        357     3
30.01 - 35.00                     12     1,205,880.18          0.24   39.77    7.516      597     32.52        353        349     3
35.01 - 40.00                     13     1,760,580.74          0.35   35.29    7.104      596     38.93        360        357     3
40.01 - 45.00                     23     3,102,419.19          0.62   39.64    7.427      581     42.96        355        352     3
45.01 - 50.00                     37     5,288,776.90          1.07   35.13    7.488      596     48.01        358        355     3
50.01 - 55.00                     48     8,394,154.87          1.69   40.73    7.326      577     53.08        357        354     3
55.01 - 60.00                     82    17,902,988.53          3.61   38.70    7.279      589     57.97        359        356     3
60.01 - 65.00                    146    30,613,038.64          6.17   40.97    7.383      577     63.41        359        356     3
65.01 - 70.00                    188    38,173,830.49          7.69   39.57    7.273      580     69.00        358        355     3
70.01 - 75.00                    189    40,534,874.01          8.16   39.84    7.341      595     74.05        358        355     3
75.01 - 80.00                  1,096   187,636,626.71         37.79   41.71    7.229      622     79.76        359        356     3
80.01 - 85.00                    243    49,781,370.89         10.03   41.67    7.504      618     84.47        359        356     3
85.01 - 90.00                    330    69,008,490.94         13.90   42.10    7.519      636     89.61        360        356     3
90.01 - 95.00                    215    37,343,244.54          7.52   42.60    7.740      636     94.69        359        356     3
95.01 - 100.00                    37     4,681,941.38          0.94   40.25    8.672      640     98.94        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Principal Balance

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Principal Balance            Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00               28    $1,396,346.84          0.28%  37.62%   8.981%     594     66.01%       330        327     3
50,000.01 - 100,000.00           601    46,228,676.92          9.31   37.67    8.552      601     77.45        353        350     3
100,000.01 - 150,000.00          715    88,599,287.03         17.85   39.80    7.718      609     78.20        359        356     3
150,000.01 - 200,000.00          473    82,325,179.79         16.58   40.82    7.465      605     78.64        360        357     3
200,000.01 - 250,000.00          305    68,505,513.31         13.80   41.54    7.254      609     77.40        360        357     3
250,000.01 - 300,000.00          188    51,800,209.51         10.43   42.29    7.105      622     79.76        360        357     3
300,000.01 - 350,000.00          121    39,388,485.63          7.93   42.78    7.037      620     79.33        360        357     3
350,000.01 - 400,000.00           88    32,860,288.69          6.62   41.65    6.942      619     79.51        360        357     3
400,000.01 - 450,000.00           44    18,676,183.10          3.76   45.05    6.617      638     80.28        353        350     3
450,000.01 - 500,000.00           36    16,925,277.22          3.41   42.92    7.206      639     81.81        360        357     3
500,000.01 - 550,000.00           18     9,396,033.53          1.89   43.26    7.041      623     80.78        360        357     3
550,000.01 - 600,000.00           14     8,090,513.37          1.63   44.18    7.107      636     83.03        360        357     3
600,000.01 - 650,000.00           10     6,234,892.59          1.26   45.10    6.944      616     80.99        360        357     3
650,000.01 - 700,000.00            4     2,683,925.45          0.54   36.87    6.963      626     74.85        360        356     4
700,000.01 - 750,000.00            7     5,044,878.17          1.02   41.78    6.924      642     82.03        360        357     3
750,000.01 - 800,000.00            6     4,625,889.53          0.93   40.39    6.841      598     66.80        360        357     3
800,000.01 - 850,000.00            4     3,309,644.22          0.67   44.48    6.376      604     71.06        360        356     4
850,000.01 - 900,000.00            3     2,673,297.93          0.54   43.07    6.867      601     67.06        360        357     3
900,000.01 - 950,000.00            1       935,000.00          0.19   46.43    5.800      628     77.92        360        356     4
950,000.01 - 1,000,000.00          2     1,930,642.89          0.39   36.32    7.520      605     66.16        360        357     3
over 1,000,000.01                  4     4,851,832.39          0.98   42.46    6.244      626     67.94        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Original Term to Maturity

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
120                                1       $98,790.52          0.02%  44.56%   6.475%     658     80.00%       120        117     3
180                               25     2,148,571.40          0.43   35.62    8.249      610     75.54        180        177     3
240                               13     1,274,496.38          0.26   45.59    8.169      595     69.84        240        237     3
360                            2,633   492,960,139.81         99.29   41.23    7.374      614     78.45        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Remaining Term to Maturity

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
116 - 120                          1       $98,790.52          0.02%  44.56%   6.475%     658     80.00%       120        117     3
171 - 175                          1        87,198.45          0.02   17.38    8.850      675     85.00        180        175     5
176 - 180                         24     2,061,372.95          0.42   36.39    8.224      608     75.14        180        177     3
236 - 240                         13     1,274,496.38          0.26   45.59    8.169      595     69.84        240        237     3
351 - 355                         32     6,898,184.77          1.39   36.58    7.578      633     80.69        360        355     5
356 - 360                      2,601   486,061,955.04         97.90   41.30    7.371      614     78.42        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Score                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
801 - 850                          2      $200,177.07          0.04%  41.25%   7.552%     806     82.67%       360        357     3
751 - 800                         25     6,940,288.70          1.40   45.51    6.919      757     85.23        359        355     4
701 - 750                        127    27,172,329.97          5.47   41.55    6.753      720     83.57        360        357     3
651 - 700                        441    90,928,424.13         18.31   41.04    6.779      672     82.03        359        356     3
601 - 650                        875   163,012,016.71         32.83   41.18    7.218      625     79.85        359        355     3
551 - 600                        781   135,423,488.87         27.28   41.17    7.605      580     75.96        359        355     3
501 - 550                        412    71,325,727.01         14.37   41.23    8.350      526     72.81        359        356     3
451 - 500                          5       951,139.35          0.19   40.66    8.236      500     69.89        360        357     3
N/A                                4       528,406.30          0.11   25.35    8.740        0     61.78        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Property Type

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Property Type                Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
SFR                            2,101  $376,461,950.74         75.83%  40.89%   7.366%     609     78.14%       359        356     3
2-4 Family                       207    48,918,862.68          9.85   42.31    7.402      637     78.01        358        355     3
PUD                              191    42,903,280.37          8.64   42.59    7.276      614     79.93        360        357     3
Low Rise Condo                   126    21,397,620.81          4.31   41.74    7.636      635     80.28        360        357     3
MF Housing                        38     4,601,653.90          0.93   41.89    8.106      650     82.26        357        353     4
High Rise Condo                    8     1,783,742.17          0.36   42.09    7.380      680     79.34        360        357     3
Condo/Hotel                        1       414,887.44          0.08   40.21    6.600      714     80.00        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Occupancy Status

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Primary                        2,444  $458,562,586.06         92.36%  41.33%   7.332%     611     78.01%       359        356     3
Investor                         188    29,436,721.56          5.93   40.12    8.099      648     84.33        359        356     3
Secondary                         40     8,482,690.49          1.71   38.96    7.457      635     79.83        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Documentation                Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Full                           1,745  $286,243,343.53         57.65%  42.12%   7.377%     604     79.12%       359        355     3
Stated Income                    886   201,009,847.44         40.49   39.92    7.380      625     77.39        359        356     3
No Doc                            26     5,667,392.86          1.14   44.49    7.146      697     77.86        360        357     3
Limited Income                    14     3,444,304.28          0.69   41.31    7.933      626     81.30        360        357     3
Business Bank Statement            1       117,110.00          0.02   48.44    8.090      604     80.00        360        355     5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Loan Purpose

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
C/O Refi                       1,557  $311,072,366.33         62.66%  41.02%   7.387%     602     76.34%       358        355     3
Purchase                         927   152,366,193.66         30.69   41.41    7.342      640     82.43        360        356     4
R/T Refi                         188    33,043,438.12          6.66   42.20    7.485      608     79.47        359        356     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Product Type

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Product Type                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
10 Year Fixed                      1       $98,790.52          0.02%  44.56%   6.475%     658     80.00%       120        117     3
15 Year Fixed                     18     1,683,607.26          0.34   35.69    8.151      616     73.89        180        177     3
15 Year Fixed
  Rate Reduction                   1        54,614.73          0.01   19.87   10.450      541     73.33        180        177     3
20 Year Fixed                     12     1,223,709.99          0.25   45.39    8.043      595     69.42        240        237     3
20 Year Fixed
  Rate Reduction                   1        50,786.39          0.01   50.33   11.200      586     80.00        240        237     3
2/13 ARM                           6       410,349.41          0.08   37.41    8.359      598     82.58        180        177     3
2/28 ARM                       1,707   291,806,153.59         58.77   40.82    7.643      602     78.79        360        357     3
2/28 ARM with 5yr IO             324    95,183,644.20         19.17   42.44    6.466      646     78.58        360        357     3
30 Year Fixed                    483    77,130,652.29         15.54   40.84    7.576      621     77.44        360        357     3
30 Year Fixed with 5yr IO          2       833,828.80          0.17   56.32    7.778      601     88.33        360        357     3
30 Year Fixed
  Rate Reduction                   4       389,630.65          0.08   41.51   10.331      510     61.13        360        357     3
3/27 ARM                          87    18,108,524.58          3.65   42.70    7.218      609     75.82        360        357     3
3/27 ARM with 5yr IO              16     6,438,032.37          1.30   38.60    6.452      651     83.58        360        356     4
6 month ARM                       10     3,069,673.33          0.62   44.95    7.290      593     72.38        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


IO Term

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
IO Term                      Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
0                              2,330  $394,026,492.74         79.36%  40.93%   7.615%     606     78.27%       359        355     3
60                               342   102,455,505.37         20.64   42.31    6.476      646     78.98        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Lien Position

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Lien Position                Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1                              2,618  $492,182,593.03         99.13%  41.21%   7.353%     614     78.42%       359        356     3
2                                 54     4,299,405.08          0.87   42.16   10.479      603     78.32        347        343     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Prepayment Penalty Term

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term      Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
0                                804  $144,180,947.00         29.04%  40.66%   7.517%     611     76.64%       359        355     3
12                               174    46,951,065.61          9.46   41.99    7.128      616     76.16        358        355     3
24                             1,352   250,334,536.35         50.42   41.54    7.310      614     79.61        360        356     3
30                                 2       369,699.72          0.07   38.68    7.511      609     82.28        360        357     3
36                               340    54,645,749.43         11.01   40.56    7.557      621     79.56        356        353     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Geographic Distribution      Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
California                       353  $106,861,502.65         21.52%  43.11%   6.778%     627     76.87%       360        356     3
Florida                          285    48,431,507.25          9.75   40.71    7.603      612     80.31        360        357     3
New York                         162    42,505,162.42          8.56   41.14    7.192      610     75.37        358        355     3
Massachusetts                    156    36,365,589.65          7.32   41.70    7.145      622     75.55        360        356     3
New Jersey                       124    30,656,492.67          6.17   40.70    7.233      613     74.04        359        356     3
Texas                            222    27,421,443.57          5.52   39.46    7.914      602     80.65        354        350     3
Michigan                         170    21,862,565.70          4.40   39.21    7.869      605     82.85        360        357     3
Virginia                          68    14,957,545.33          3.01   41.85    7.692      594     79.12        360        357     3
Connecticut                       65    12,925,180.92          2.60   40.86    7.389      614     77.41        360        357     3
Illinois                          75    12,493,156.63          2.52   40.95    7.949      589     78.78        360        357     3
Rhode Island                      62    12,335,826.28          2.48   42.90    7.186      619     75.37        360        357     3
Georgia                           79    10,915,906.47          2.20   41.60    7.731      615     84.15        360        356     4
Pennsylvania                      84    10,106,554.41          2.04   39.05    7.700      614     78.55        356        353     3
Arizona                           52     8,375,893.86          1.69   41.13    7.416      598     80.16        360        357     3
Maine                             56     7,701,563.63          1.55   38.85    7.538      614     76.70        360        357     3
Washington                        43     7,031,159.74          1.42   41.25    7.564      606     82.95        360        357     3
Ohio                              64     6,709,781.25          1.35   39.18    7.862      612     80.44        358        354     3
Colorado                          43     6,506,244.24          1.31   43.24    7.338      618     81.77        359        356     3
New Hampshire                     32     6,326,753.51          1.27   41.63    7.506      619     80.60        359        356     3
Maryland                          31     6,319,683.48          1.27   40.75    7.886      595     75.52        360        357     3
Wisconsin                         44     6,240,745.03          1.26   43.39    7.694      605     80.61        360        357     3
North Carolina                    40     5,050,060.27          1.02   39.20    7.775      615     80.50        358        355     3
Hawaii                            10     4,583,428.21          0.92   43.39    7.225      641     82.73        360        357     3
Tennessee                         34     3,937,664.48          0.79   37.47    8.013      617     84.68        354        350     3
Missouri                          35     3,912,198.32          0.79   37.93    8.045      605     82.80        360        357     3
Minnesota                         23     3,792,897.03          0.76   41.38    7.457      632     86.10        360        357     3
South Carolina                    28     3,430,326.64          0.69   42.97    7.935      623     81.68        357        354     4
Nevada                            18     3,217,424.47          0.65   40.82    7.543      581     73.15        360        357     3
Indiana                           27     3,136,586.15          0.63   39.90    8.294      622     85.47        356        353     3
Alabama                           21     2,552,038.16          0.51   36.23    7.670      610     83.72        360        357     3
Kentucky                          22     2,310,184.91          0.47   38.09    7.918      600     80.44        322        319     3
Oklahoma                          21     2,104,916.15          0.42   38.70    8.212      601     85.48        350        346     3
Vermont                           16     2,066,650.93          0.42   40.64    7.666      618     78.43        360        357     3
Utah                              14     1,865,429.09          0.38   39.80    6.768      637     79.75        360        357     3
Louisiana                         17     1,710,807.13          0.34   45.25    8.621      592     81.85        360        357     3
Idaho                             14     1,615,422.74          0.33   34.42    7.553      614     83.23        360        357     3
Oregon                            11     1,519,783.14          0.31   39.22    7.478      610     78.42        360        357     3
Arkansas                          10     1,284,384.94          0.26   38.53    8.507      632     89.59        360        357     3
Wyoming                            8     1,184,284.58          0.24   36.70    7.203      607     85.18        360        357     3
District of Columbia               6     1,164,777.63          0.23   36.21    7.406      571     55.53        360        357     3
Iowa                              10     1,102,885.08          0.22   40.19    8.148      600     84.95        360        357     3
Kansas                             6       554,641.19          0.11   42.02    7.846      610     86.80        360        357     3
South Dakota                       2       346,878.81          0.07   45.79    8.008      629     86.44        360        357     3
Delaware                           1       263,357.18          0.05   38.89    7.175      666     80.00        360        357     3
Mississippi                        3       231,620.86          0.05   31.22    8.375      616     77.77        360        356     4
North Dakota                       2       171,260.71          0.03   41.67    9.245      546     86.39        360        357     3
Alaska                             1       135,670.18          0.03   30.80    7.100      505     80.00        360        357     3
Montana                            1       104,697.99          0.02   28.07    8.000      684     70.00        360        357     3
Nebraska                           1        81,462.45          0.02   38.00    8.900      545     80.00        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                      3    $1,022,428.96          0.25%  43.83%   6.029%     672     73.65%       360        356     4
3.001 - 3.500                     16     6,331,920.13          1.53   43.06    5.779      688     74.21        360        356     4
3.501 - 4.000                     65    16,024,509.70          3.86   44.48    5.928      674     77.72        360        356     4
4.001 - 4.500                    182    43,075,701.88         10.38   42.61    6.243      667     77.55        360        357     3
4.501 - 5.000                    335    75,882,364.52         18.28   41.33    6.707      637     77.14        360        357     3
5.001 - 5.500                    471    89,631,308.82         21.60   40.98    7.129      616     78.65        360        357     3
5.501 - 6.000                    444    79,891,193.41         19.25   40.39    7.620      604     80.61        360        356     3
6.001 - 6.500                    334    56,988,129.54         13.73   41.00    8.104      576     81.04        360        357     3
6.501 - 7.000                    173    29,430,720.11          7.09   41.13    8.705      550     77.39        359        356     3
7.001 - 7.500                     74     9,916,825.77          2.39   40.11    9.170      536     77.22        359        356     3
7.501 - 8.000                     47     5,996,196.37          1.44   40.23   10.382      528     73.52        360        357     3
8.001 - 8.500                      3       303,181.05          0.07   39.00   10.342      529     74.89        360        356     4
8.501 - 9.000                      2       427,746.34          0.10   49.31   11.515      541     74.03        360        356     4
9.001 - 9.500                      1        94,150.88          0.02   49.04   12.450      581     65.00        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,150  $415,016,377.48        100.00%  41.27%   7.334%     613     78.64%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1.000                             10    $3,069,673.33          0.74%  44.95%   7.290%     593     72.38%       360        357     3
2.000                              1       398,332.32          0.10   46.68    7.625      640     85.00        360        356     4
3.000                          2,139   411,548,371.83         99.16   41.24    7.334      613     78.68        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,150  $415,016,377.48        100.00%  41.27%   7.334%     613     78.64%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Periodic Rate Cap - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Periodic Cap                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1.000                          2,150  $415,016,377.48        100.00%  41.27%   7.334%     613     78.64%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,150  $415,016,377.48        100.00%  41.27%   7.334%     613     78.64%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                    1      $402,537.64          0.10%  38.35%   5.000%     686     80.00%       360        357     3
11.001 - 11.500                   31     8,866,234.05          2.14   43.07    5.328      668     74.76        360        356     4
11.501 - 12.000                  115    32,314,976.15          7.79   43.75    5.835      656     77.06        360        357     3
12.001 - 12.500                  196    50,846,858.17         12.25   41.83    6.322      650     78.42        360        357     3
12.501 - 13.000                  371    87,652,546.87         21.12   41.49    6.802      624     77.40        360        357     3
13.001 - 13.500                  354    70,747,156.09         17.05   40.60    7.285      616     79.47        360        357     3
13.501 - 14.000                  420    72,231,395.14         17.40   41.39    7.774      597     79.88        360        356     3
14.001 - 14.500                  257    39,882,249.55          9.61   40.74    8.281      579     79.48        360        357     3
14.501 - 15.000                  204    27,673,693.82          6.67   39.61    8.779      576     80.39        359        356     3
15.001 - 15.500                   91    12,399,250.76          2.99   40.42    9.269      563     79.29        359        355     3
15.501 - 16.000                   59     6,201,635.46          1.49   38.72    9.782      540     77.61        360        357     3
16.001 - 16.500                   22     2,756,561.72          0.66   39.03   10.308      536     75.46        360        357     3
16.501 - 17.000                   13     1,510,233.91          0.36   40.80   10.793      548     74.27        360        357     3
17.001 - 17.500                    5       443,193.76          0.11   39.30   11.336      547     80.78        360        357     3
17.501 - 18.000                    8       849,369.65          0.20   41.26   11.728      526     69.20        360        357     3
18.001 - 18.500                    3       238,484.74          0.06   36.19   12.328      547     68.14        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,150  $415,016,377.48        100.00%  41.27%   7.334%     613     78.64%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                      1      $402,537.64          0.10%  38.35%   5.000%     686     80.00%       360        357     3
5.001 - 5.500                     31     8,866,234.05          2.14   43.07    5.328      668     74.76        360        356     4
5.501 - 6.000                    115    32,314,976.15          7.79   43.75    5.835      656     77.06        360        357     3
6.001 - 6.500                    196    50,846,858.17         12.25   41.83    6.322      650     78.42        360        357     3
6.501 - 7.000                    371    87,652,546.87         21.12   41.49    6.802      624     77.40        360        357     3
7.001 - 7.500                    354    70,747,156.09         17.05   40.60    7.285      616     79.47        360        357     3
7.501 - 8.000                    420    72,231,395.14         17.40   41.39    7.774      597     79.88        360        356     3
8.001 - 8.500                    257    39,882,249.55          9.61   40.74    8.281      579     79.48        360        357     3
8.501 - 9.000                    204    27,673,693.82          6.67   39.61    8.779      576     80.39        359        356     3
9.001 - 9.500                     91    12,399,250.76          2.99   40.42    9.269      563     79.29        359        355     3
9.501 - 10.000                    59     6,201,635.46          1.49   38.72    9.782      540     77.61        360        357     3
10.001 - 10.500                   22     2,756,561.72          0.66   39.03   10.308      536     75.46        360        357     3
10.501 - 11.000                   13     1,510,233.91          0.36   40.80   10.793      548     74.27        360        357     3
11.001 - 11.500                    5       443,193.76          0.11   39.30   11.336      547     80.78        360        357     3
11.501 - 12.000                    8       849,369.65          0.20   41.26   11.728      526     69.20        360        357     3
12.001 - 12.500                    3       238,484.74          0.06   36.19   12.328      547     68.14        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,150  $415,016,377.48        100.00%  41.27%   7.334%     613     78.64%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Next Rate Adjustment Date    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
December 1, 2005                   1      $466,597.64          0.11%  34.92%   7.500%     650     89.14%       360        356     4
January 1, 2006                    9     2,603,075.69          0.63   46.74    7.253      583     69.38        360        357     3
February 1, 2007                   1       283,684.41          0.07    0.00    7.990      751     95.00        360        352     8
May 1, 2007                       23     4,913,326.55          1.18   36.25    7.600      641     79.91        360        355     5
June 1, 2007                     502    92,629,141.91         22.32   42.35    7.325      632     79.87        360        356     4
June 2, 2007                       1       107,814.14          0.03   33.54    8.800      634     80.00        360        357     3
June 13, 2007                      1       104,697.99          0.03   28.07    8.000      684     70.00        360        357     3
July 1, 2007                   1,507   288,902,020.07         69.61   40.94    7.360      605     78.35        360        357     3
August 1, 2007                     2       459,462.13          0.11   42.10    6.435      654     80.00        360        358     2
May 1, 2008                        2     1,054,963.97          0.25   33.15    6.791      593     78.50        360        355     5
June 1, 2008                      18     4,118,917.98          0.99   38.19    7.029      647     83.69        360        356     4
July 1, 2008                      83    19,372,675.00          4.67   42.82    7.027      615     76.58        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,150  $415,016,377.48        100.00%  41.27%   7.334%     613     78.64%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


DTI

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
DTI                          Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - 4.99                       32    $7,406,472.62          1.49%   0.00%   7.186%     680     76.89%       360        357     3
5.00 - 9.99                        1        76,693.89          0.02    9.21    9.850      506     80.00        360        357     3
10.00 - 14.99                     19     2,768,362.82          0.56   12.93    7.704      609     76.42        360        356     4
15.00 - 19.99                     49     6,032,610.90          1.22   17.63    7.841      613     74.85        355        351     3
20.00 - 24.99                    130    18,032,485.62          3.63   23.03    7.588      616     75.20        359        356     3
25.00 - 29.99                    198    30,899,938.18          6.22   27.80    7.540      608     76.46        359        356     3
30.00 - 34.99                    338    58,131,358.24         11.71   32.82    7.452      608     77.80        357        354     3
35.00 - 39.99                    455    83,129,036.63         16.74   37.70    7.380      613     78.02        359        356     3
40.00 - 44.99                    560   109,064,248.34         21.97   42.67    7.323      617     78.39        359        356     3
45.00 - 49.99                    498    99,775,420.35         20.10   47.61    7.368      616     79.66        360        356     3
50.00 - 54.99                    321    66,806,109.55         13.46   52.09    7.332      607     79.82        359        355     3
55.00 >=                          71    14,359,260.97          2.89   56.81    7.052      618     79.33        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Credit Grade
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
AA+                            1,974  $365,696,287.40         73.66%  41.29%   7.175%     631     79.83%       359        355     3
AA                               328    64,443,185.96         12.98   41.58    7.645      578     76.98        359        356     3
A                                173    34,747,934.67          7.00   40.03    7.834      561     73.62        360        357     3
B                                130    21,066,883.94          4.24   41.09    8.520      551     72.36        359        356     3
C                                 40     6,824,874.26          1.37   40.85    8.444      557     67.12        359        355     3
CC                                25     3,236,907.66          0.65   41.61   10.786      543     62.21        360        356     4
NG                                 2       465,924.22          0.09   37.85    7.228      624     81.23        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,672  $496,481,998.11        100.00%  41.22%   7.380%     614     78.42%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                         GROUP 1 MORTGAGE LOANS SUMMARY
                         ------------------------------

Summary                                                                      Total               Minimum           Maximum
-----------------------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance                                           $200,028,648.56
Number of Loans                                                                 1,116
Average Original Loan Balance                                             $179,632.77            $50,000.00     $1,280,000.00
Average Current Loan Balance                                              $179,237.14            $49,916.60     $1,279,979.92
(1) Weighted Average Combined Original LTV                                     78.39%                16.70%           100.00%
(1) Weighted Average Gross Coupon                                              7.381%                5.000%           11.050%
(1) (2) Weighted Average Gross Margin                                          5.540%                3.000%            7.975%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                21                     3                33
(1) Weighted Average Remaining Term to Maturity (months)                          356                   117               357
(1) (3) Weighted Average Credit Score                                             614                   500               806
-----------------------------------------------------------------------------------------------------------------------------
(1)   Weighted Average reflected in Total.
(2)   Adjustable Loans Only
(3)   99.96% of the Mortgage Loans have Credit Scores.


--------------------------------------------------------------------
Product Type                              Adjustable          84.68%
                                          Fixed               15.32%

Fully Amortizing Mortgage Loans                               86.17%
Interest Only Loans                                           13.83%
Balloon Loans                                                  0.00%

Lien:                                     First               99.26%
                                          Second               0.74%

Property Type                             SFR                 79.34%
                                          2-4 Family           10.50
                                          PUD                   7.42
                                          Low Rise Condo        2.70
                                          High Rise Condo       0.04

Geographic Distribution(Top 5 States)     California          20.71%
                                          Massachusetts         8.63
                                          New York              7.53
                                          New Jersey            7.17
                                          Florida               6.58

Number of States                          45
Largest Zip Code Concentration            90049
Loans with Prepayment Penalties                               68.08%
--------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                      1      $402,537.64          0.20%  38.35%   5.000%     686     80.00%       360        357     3
5.001 - 5.500                     14     4,008,344.20          2.00   40.95    5.271      664     70.56        360        357     3
5.501 - 6.000                     51    13,279,377.53          6.64   43.87    5.880      641     73.88        360        357     3
6.001 - 6.500                    101    23,210,529.86         11.60   41.00    6.331      646     78.53        358        355     3
6.501 - 7.000                    197    41,414,304.00         20.70   42.25    6.790      624     78.22        360        357     3
7.001 - 7.500                    190    33,254,143.83         16.62   41.30    7.305      626     80.94        359        356     3
7.501 - 8.000                    223    36,572,343.61         18.28   41.52    7.777      603     79.64        359        356     3
8.001 - 8.500                    136    21,427,083.82         10.71   41.20    8.272      583     77.90        360        356     3
8.501 - 9.000                    108    14,877,162.49          7.44   40.58    8.793      583     78.88        357        354     3
9.001 - 9.500                     48     6,295,851.91          3.15   41.89    9.264      562     73.50        360        357     3
9.501 - 10.000                    26     3,087,298.37          1.54   39.89    9.770      560     75.73        360        357     3
10.001 - 10.500                   12     1,471,298.99          0.74   42.66   10.323      562     78.65        360        357     3
10.501 - 11.000                    8       676,427.84          0.34   44.80   10.837      601     88.13        360        357     3
11.001 - 11.500                    1        51,944.47          0.03   31.23   11.050      556     80.00        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV        Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                      2      $132,593.80          0.07%  34.70%   8.289%     550     17.13%       360        357     3
20.01 - 25.00                      1        92,488.13          0.05   52.41    7.400      580     21.81        360        357     3
30.01 - 35.00                      2       134,804.83          0.07   23.86    7.954      620     33.44        360        357     3
35.01 - 40.00                      5       869,944.66          0.43   40.21    6.949      589     39.45        360        357     3
40.01 - 45.00                     10     1,537,640.34          0.77   44.97    7.153      584     43.26        350        347     3
45.01 - 50.00                     14     2,011,137.46          1.01   37.01    7.323      602     47.79        355        352     3
50.01 - 55.00                     19     3,326,957.16          1.66   43.04    7.449      577     52.71        360        357     3
55.01 - 60.00                     34    10,463,806.40          5.23   39.53    7.160      591     57.77        359        356     3
60.01 - 65.00                     50    11,035,924.14          5.52   41.94    7.374      577     63.16        358        355     3
65.01 - 70.00                     70    16,723,178.26          8.36   39.81    7.231      577     69.05        359        356     3
70.01 - 75.00                     65    15,560,878.85          7.78   41.92    7.598      584     73.96        360        357     3
75.01 - 80.00                    510    72,027,843.20         36.01   41.84    7.375      615     79.79        359        356     3
80.01 - 85.00                     79    18,227,555.78          9.11   41.36    7.362      632     84.61        359        356     3
85.01 - 90.00                    136    27,845,282.39         13.92   42.46    7.365      644     89.61        360        357     3
90.01 - 95.00                     95    17,136,786.69          8.57   41.99    7.379      653     94.62        359        356     3
95.01 - 100.00                    24     2,901,826.47          1.45   43.07    8.471      647     98.88        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Principal Balance
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Principal Balance            Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00                3      $149,762.56          0.07%  41.78%   8.817%     625     84.22%       300        297     3
50,000.01 - 100,000.00           272    21,431,767.57         10.71   39.35    8.184      618     79.50        355        352     3
100,000.01 - 150,000.00          366    45,512,751.52         22.75   40.79    7.532      622     79.31        360        356     3
150,000.01 - 200,000.00          146    25,467,572.56         12.73   39.68    7.404      607     78.16        360        357     3
200,000.01 - 250,000.00          119    26,719,836.79         13.36   41.88    7.324      605     76.90        360        357     3
250,000.01 - 300,000.00           78    21,398,871.27         10.70   42.51    7.223      618     79.96        360        357     3
300,000.01 - 350,000.00           49    16,108,409.68          8.05   44.67    7.221      603     78.90        360        357     3
350,000.01 - 400,000.00           24     9,005,191.30          4.50   40.94    7.085      605     76.53        360        357     3
400,000.01 - 450,000.00           15     6,347,843.85          3.17   43.88    6.772      645     82.93        360        357     3
450,000.01 - 500,000.00           17     8,034,457.85          4.02   42.14    7.303      635     82.40        360        357     3
500,000.01 - 550,000.00            7     3,703,953.94          1.85   45.66    7.293      613     77.27        360        356     4
550,000.01 - 600,000.00            2     1,160,617.82          0.58   50.48    7.801      588     81.79        360        357     3
600,000.01 - 650,000.00            3     1,891,972.04          0.95   42.78    6.816      610     78.29        360        357     3
650,000.01 - 700,000.00            2     1,338,036.29          0.67   43.62    6.542      576     67.41        360        357     3
700,000.01 - 750,000.00            2     1,440,696.33          0.72   50.05    7.398      632     87.09        360        357     3
750,000.01 - 800,000.00            2     1,555,834.26          0.78   47.08    6.618      540     69.90        360        357     3
800,000.01 - 850,000.00            2     1,639,644.22          0.82   44.25    6.602      607     63.37        360        357     3
850,000.01 - 900,000.00            3     2,673,297.93          1.34   43.07    6.867      601     67.06        360        357     3
900,000.01 - 950,000.00            1       935,000.00          0.47   46.43    5.800      628     77.92        360        356     4
950,000.01 - 1,000,000.00          1       958,150.86          0.48   36.32    8.250      522     60.00        360        357     3
over 1,000,000.01                  2     2,554,979.92          1.28   37.02    5.899      662     71.56        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Original Term to Maturity
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
120                                1       $98,790.52          0.05%  44.56%   6.475%     658     80.00%       120        117     3
180                                8       490,984.28          0.25   37.30    8.113      644     73.10        180        177     3
240                                2       188,922.77          0.09   41.73    7.243      635     48.90        240        237     3
360                            1,105   199,249,950.99         99.61   41.62    7.380      614     78.43        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Remaining Term to Maturity
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
116 - 120                          1       $98,790.52          0.05%  44.56%   6.475%     658     80.00%       120        117     3
176 - 180                          8       490,984.28          0.25   37.30    8.113      644     73.10        180        177     3
236 - 240                          2       188,922.77          0.09   41.73    7.243      635     48.90        240        237     3
351 - 355                          8     1,347,025.81          0.67   41.58    8.230      599     74.08        360        355     5
356 - 360                      1,097   197,902,925.18         98.94   41.62    7.374      614     78.46        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Score                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
801 - 850                          1      $146,707.07          0.07%  45.47%   6.350%     806     80.00%       360        357     3
751 - 800                          6     1,602,790.91          0.80   44.64    7.143      756     88.81        354        350     3
701 - 750                         54     9,329,943.09          4.66   41.89    6.734      717     86.97        360        357     3
651 - 700                        198    35,789,364.38         17.89   41.23    6.805      671     83.30        359        355     3
601 - 650                        466    79,985,049.48         39.99   41.46    7.217      625     79.62        359        356     3
551 - 600                        262    44,222,430.89         22.11   41.72    7.696      580     75.61        360        356     3
501 - 550                        126    28,563,083.04         14.28   42.16    8.288      526     69.93        360        357     3
451 - 500                          2       317,383.46          0.16   36.40    8.321      500     68.51        360        357     3
N/A                                1        71,896.24          0.04   28.32    9.650        0     45.00        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Property Type
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Property Type                Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
SFR                              914  $158,700,764.74         79.34%  41.18%   7.373%     612     78.31%       359        356     3
2-4 Family                        86    20,996,977.11         10.50   43.59    7.386      624     76.57        359        356     3
PUD                               75    14,851,491.53          7.42   43.98    7.385      614     80.53        360        357     3
Low Rise Condo                    40     5,391,735.84          2.70   39.79    7.538      634     81.83        360        357     3
High Rise Condo                    1        87,679.34          0.04   53.29    9.875      640    100.00        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Occupancy Status
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Primary                        1,026  $185,326,596.16         92.65%  41.47%   7.340%     613     78.12%       359        356     3
Investor                          75    11,176,616.55          5.59   42.86    7.992      636     83.17        359        356     3
Secondary                         15     3,525,435.85          1.76   45.02    7.584      627     77.40        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Documentation

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Documentation                Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Full                             676  $104,662,462.04         52.32%  42.41%   7.178%     622     80.37%       359        356     3
Stated Income                    434    94,029,195.02         47.01   40.72    7.597      606     76.22        359        356     3
Limited Income                     6     1,336,991.50          0.67   41.37    8.079      622     76.66        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Loan Purpose
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
C/O Refi                         683  $148,609,030.81         74.29%  41.61%   7.354%     609     77.49%       359        356     3
Purchase                         357    36,685,818.58         18.34   40.70    7.607      629     81.36        360        356     4
R/T Refi                          76    14,733,799.17          7.37   43.87    7.085      628     80.16        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Product Type
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Product Type                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
10 Year Fixed                      1       $98,790.52          0.05%  44.56%   6.475%     658     80.00%       120        117     3
15 Year Fixed                      5       299,566.38          0.15   35.65    7.969      658     66.20        180        177     3
20 Year Fixed                      2       188,922.77          0.09   41.73    7.243      635     48.90        240        237     3
2/13 ARM                           3       191,417.90          0.10   39.90    8.337      622     83.91        180        177     3
2/28 ARM                         775   131,571,552.87         65.78   41.79    7.612      600     78.65        360        357     3
2/28 ARM with 5yr IO              86    24,860,635.21         12.43   39.91    6.323      656     77.46        360        357     3
30 Year Fixed                    187    30,050,466.96         15.02   41.92    7.384      642     79.27        360        357     3
3/27 ARM                          44     8,066,891.78          4.03   43.54    7.178      615     75.48        360        357     3
3/27 ARM with 5yr IO               7     2,799,041.23          1.40   37.28    6.554      646     85.13        360        357     3
6 month ARM                        6     1,901,362.94          0.95   46.02    7.108      588     65.48        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


IO Term
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
IO Term                      Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
0                              1,023  $172,368,972.12         86.17%  41.93%   7.547%     608     78.42%       359        356     3
60                                93    27,659,676.44         13.83   39.64    6.346      655     78.23        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Lien Position
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Lien Position                Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1                              1,101  $198,555,343.30         99.26%  41.58%   7.360%     614     78.34%       359        356     3
2                                 15     1,473,305.26          0.74   46.37   10.228      627     85.87        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Prepayment Penalty Term
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term      Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
0                                357   $63,853,807.39         31.92%  41.71%   7.444%     616     77.55%       359        356     3
12                                66    18,061,189.74          9.03   42.60    7.186      609     76.28        359        356     3
24                               554    96,350,084.77         48.17   41.61    7.402      608     78.78        360        357     3
30                                 2       369,699.72          0.18   38.68    7.511      609     82.28        360        357     3
36                               137    21,393,866.94         10.70   40.56    7.259      639     80.88        358        355     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Geographic Distribution      Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
California                       140   $41,433,682.03         20.71%  42.81%   6.995%     600     74.06%       360        356     3
Massachusetts                     75    17,256,111.08          8.63   43.59    7.086      621     75.71        360        357     3
New York                          59    15,060,225.86          7.53   42.29    7.305      595     74.19        359        356     3
New Jersey                        59    14,336,816.79          7.17   41.38    7.319      621     76.09        360        357     3
Florida                           88    13,171,341.91          6.58   39.87    7.571      611     78.61        360        357     3
Texas                            101    11,688,707.56          5.84   40.93    7.695      610     79.67        356        353     3
Michigan                          72    10,174,765.08          5.09   40.41    7.672      620     84.29        360        357     3
Virginia                          30     6,921,737.23          3.46   43.00    7.825      607     79.70        360        357     3
Illinois                          38     6,502,701.34          3.25   41.11    7.813      600     77.59        360        357     3
Georgia                           46     6,178,021.27          3.09   40.48    7.593      611     82.80        360        357     3
Rhode Island                      24     5,264,918.90          2.63   42.73    7.143      645     81.68        360        357     3
Connecticut                       22     4,829,795.03          2.41   43.76    7.394      628     80.20        360        357     3
Pennsylvania                      37     4,516,661.40          2.26   41.36    7.652      632     81.35        360        357     3
Maine                             21     3,449,369.97          1.72   39.13    7.512      626     79.97        360        357     3
Ohio                              31     3,239,351.33          1.62   40.26    7.581      620     80.76        355        352     3
Maryland                          14     3,195,069.45          1.60   40.15    7.860      622     80.12        360        357     3
Wisconsin                         21     3,041,548.54          1.52   43.65    7.657      606     80.72        360        357     3
North Carolina                    21     2,394,798.81          1.20   36.56    7.689      625     80.67        356        352     3
Arizona                           18     2,394,339.12          1.20   42.12    7.202      632     82.63        360        357     3
Colorado                          17     2,178,166.23          1.09   41.59    6.969      634     82.81        360        357     3
Minnesota                         12     2,074,113.27          1.04   41.47    7.103      654     88.81        360        357     3
Tennessee                         18     1,976,949.00          0.99   38.53    7.927      641     84.01        355        352     3
Indiana                           15     1,840,514.94          0.92   40.95    7.770      634     86.34        360        357     3
Hawaii                             2     1,562,251.93          0.78   36.15    6.668      633     85.92        360        357     3
Missouri                          15     1,535,391.89          0.77   36.59    8.095      612     82.50        360        357     3
South Carolina                    15     1,507,121.46          0.75   40.92    7.549      620     81.53        354        350     3
Washington                        13     1,464,217.69          0.73   37.85    7.381      643     84.28        360        357     3
Alabama                           11     1,268,031.06          0.63   38.88    7.433      631     85.36        360        357     3
Idaho                             10     1,179,963.85          0.59   39.35    7.417      620     82.68        360        357     3
Vermont                            8     1,029,943.52          0.51   41.51    7.661      633     81.60        360        357     3
Utah                               7       853,418.49          0.43   38.79    7.143      638     80.34        360        357     3
Kentucky                           8       763,361.47          0.38   40.31    7.917      618     76.52        360        357     3
Nevada                             5       752,970.37          0.38   35.60    7.166      608     71.55        360        357     3
Oklahoma                           8       748,229.85          0.37   39.58    7.928      642     88.02        340        337     3
Oregon                             6       748,022.61          0.37   38.91    7.507      611     77.24        360        357     3
Arkansas                           4       662,752.74          0.33   43.72    8.015      617     94.51        360        357     3
New Hampshire                      4       624,019.36          0.31   45.64    7.568      626     84.82        360        357     3
Louisiana                          6       567,591.75          0.28   45.09    7.547      627     80.00        360        356     4
Kansas                             5       489,781.09          0.24   42.37    7.866      623     89.69        360        357     3
South Dakota                       1       296,884.84          0.15   46.43    7.900      634     85.00        360        357     3
Iowa                               3       284,955.33          0.14   48.89    7.903      651     81.56        360        356     4
Mississippi                        2       180,732.38          0.09   31.59    7.819      645     80.00        360        357     3
Wyoming                            2       176,128.18          0.09   43.49    7.824      601     86.37        360        357     3
District of Columbia               1       131,710.11          0.07   44.68    7.600      664     80.00        360        357     3
Nebraska                           1        81,462.45          0.04   38.00    8.900      545     80.00        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                      1      $363,500.00          0.21%  41.34%   6.100%     611     62.14%       360        356     4
3.001 - 3.500                      4     2,546,101.87          1.50   39.14    5.615      675     66.29        360        356     4
3.501 - 4.000                     24     4,345,840.50          2.57   42.07    5.937      663     73.72        360        357     3
4.001 - 4.500                     72    15,176,039.79          8.96   42.42    6.063      662     78.17        360        357     3
4.501 - 5.000                    129    23,900,519.53         14.11   40.88    6.772      638     76.34        360        357     3
5.001 - 5.500                    210    36,089,170.11         21.31   41.62    7.038      618     79.88        360        356     3
5.501 - 6.000                    214    37,056,060.81         21.88   41.68    7.593      606     80.69        360        356     3
6.001 - 6.500                    151    28,260,566.20         16.68   41.68    8.020      584     80.79        360        357     3
6.501 - 7.000                     75    14,952,085.87          8.83   41.73    8.692      552     72.60        359        356     3
7.001 - 7.500                     31     5,334,324.02          3.15   41.44    9.078      536     75.72        360        357     3
7.501 - 8.000                     10     1,366,693.23          0.81   38.60    9.923      535     68.68        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           921  $169,390,901.93        100.00%  41.57%   7.380%     609     78.29%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1.000                              6    $1,901,362.94          1.12%  46.02%   7.108%     588     65.48%       360        357     3
2.000                              1       398,332.32          0.24   46.68    7.625      640     85.00        360        356     4
3.000                            914   167,091,206.67         98.64   41.50    7.383      610     78.42        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           921  $169,390,901.93        100.00%  41.57%   7.380%     609     78.29%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Periodic Rate Cap - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Periodic Cap                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1.000                            921  $169,390,901.93        100.00%  41.57%   7.380%     609     78.29%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           921  $169,390,901.93        100.00%  41.57%   7.380%     609     78.29%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                    1      $402,537.64          0.24%  38.35%   5.000%     686     80.00%       360        357     3
11.001 - 11.500                   14     4,008,344.20          2.37   40.95    5.271      664     70.56        360        357     3
11.501 - 12.000                   45    11,932,373.99          7.04   43.56    5.869      644     75.18        360        357     3
12.001 - 12.500                   77    18,002,547.75         10.63   40.66    6.329      643     78.14        360        357     3
12.501 - 13.000                  155    32,379,136.87         19.12   41.96    6.790      619     78.33        360        357     3
13.001 - 13.500                  168    29,745,368.85         17.56   41.69    7.302      624     81.40        360        357     3
13.501 - 14.000                  191    32,303,531.90         19.07   41.56    7.779      600     80.02        360        356     3
14.001 - 14.500                  111    18,589,335.73         10.97   41.32    8.269      572     76.87        360        356     3
14.501 - 15.000                   87    12,553,351.43          7.41   40.70    8.792      574     77.92        359        355     3
15.001 - 15.500                   42     5,805,791.11          3.43   42.05    9.275      556     72.38        360        357     3
15.501 - 16.000                   21     2,510,268.98          1.48   39.86    9.798      539     74.70        360        357     3
16.001 - 16.500                    6       919,011.82          0.54   39.42   10.338      526     72.58        360        357     3
16.501 - 17.000                    2       187,357.19          0.11   39.21   10.781      550     80.00        360        357     3
17.001 - 17.500                    1        51,944.47          0.03   31.23   11.050      556     80.00        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           921  $169,390,901.93        100.00%  41.57%   7.380%     609     78.29%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                      1      $402,537.64          0.24%  38.35%   5.000%     686     80.00%       360        357     3
5.001 - 5.500                     14     4,008,344.20          2.37   40.95    5.271      664     70.56        360        357     3
5.501 - 6.000                     45    11,932,373.99          7.04   43.56    5.869      644     75.18        360        357     3
6.001 - 6.500                     77    18,002,547.75         10.63   40.66    6.329      643     78.14        360        357     3
6.501 - 7.000                    155    32,379,136.87         19.12   41.96    6.790      619     78.33        360        357     3
7.001 - 7.500                    168    29,745,368.85         17.56   41.69    7.302      624     81.40        360        357     3
7.501 - 8.000                    191    32,303,531.90         19.07   41.56    7.779      600     80.02        360        356     3
8.001 - 8.500                    111    18,589,335.73         10.97   41.32    8.269      572     76.87        360        356     3
8.501 - 9.000                     87    12,553,351.43          7.41   40.70    8.792      574     77.92        359        355     3
9.001 - 9.500                     42     5,805,791.11          3.43   42.05    9.275      556     72.38        360        357     3
9.501 - 10.000                    21     2,510,268.98          1.48   39.86    9.798      539     74.70        360        357     3
10.001 - 10.500                    6       919,011.82          0.54   39.42   10.338      526     72.58        360        357     3
10.501 - 11.000                    2       187,357.19          0.11   39.21   10.781      550     80.00        360        357     3
11.001 - 11.500                    1        51,944.47          0.03   31.23   11.050      556     80.00        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           921  $169,390,901.93        100.00%  41.57%   7.380%     609     78.29%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Next Rate Adjustment Date    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
January 1, 2006                    6    $1,901,362.94          1.12%  46.02%   7.108%     588     65.48%       360        357     3
May 1, 2007                        7     1,197,721.25          0.71   40.94    8.190      595     73.34        360        355     5
June 1, 2007                     198    29,278,029.86         17.28   41.91    7.535      618     78.35        360        356     4
July 1, 2007                     659   126,147,854.87         74.47   41.39    7.372      607     78.55        360        357     3
June 1, 2008                       8     1,188,599.11          0.70   39.23    7.236      634     75.57        360        356     4
July 1, 2008                      43     9,677,333.90          5.71   42.26    6.990      621     78.26        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           921  $169,390,901.93        100.00%  41.57%   7.380%     609     78.29%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


DTI

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
DTI                          Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
20.00 - 24.99                     48    $6,160,150.72          3.08%  23.17%   7.539%     609     72.80%       360        357     3
25.00 - 29.99                     87    13,004,150.72          6.50   27.78    7.472      619     78.43        358        355     3
30.00 - 34.99                    145    23,153,826.25         11.58   32.86    7.447      615     78.65        360        356     3
35.00 - 39.99                    208    36,963,754.98         18.48   37.66    7.280      617     77.70        359        356     3
40.00 - 44.99                    260    48,428,081.10         24.21   42.79    7.359      616     78.26        359        356     3
45.00 - 49.99                    209    41,629,903.13         20.81   47.55    7.413      613     79.70        360        357     3
50.00 - 54.99                    128    25,377,434.03         12.69   51.78    7.365      605     77.95        360        357     3
55.00 >=                          31     5,311,347.63          2.66   56.60    7.418      622     81.59        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Credit Grade

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
AA+                              871  $146,775,179.88         73.38%  41.32%   7.188%     631     79.90%       359        356     3
AA                               120    27,340,732.74         13.67   43.33    7.533      584     76.96        360        357     3
A                                 67    14,663,069.77          7.33   40.47    8.082      556     73.14        359        356     3
B                                 43     8,128,603.88          4.06   42.05    8.521      548     71.25        360        357     3
C                                 13     2,427,876.64          1.21   42.41    8.593      556     65.15        360        357     3
CC                                 2       693,185.65          0.35   51.40    9.804      526     56.74        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,116  $200,028,648.56        100.00%  41.61%   7.381%     614     78.39%       359        356     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                         GROUP 2 MORTGAGE LOANS SUMMARY
                         ------------------------------

Summary                                                                      Total               Minimum           Maximum
-----------------------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance                                           $296,453,349.55
Number of Loans                                                                 1,556
Average Original Loan Balance                                             $190,922.02            $50,000.00     $1,200,000.00
Average Current Loan Balance                                              $190,522.72            $49,441.87     $1,196,852.47
(1) Weighted Average Combined Original LTV                                     78.44%                19.16%           100.00%
(1) Weighted Average Gross Coupon                                              7.379%                5.100%           12.900%
(1) (2) Weighted Average Gross Margin                                          5.339%                3.000%            9.050%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                21                     2                33
(1) Weighted Average Remaining Term to Maturity (months)                          355                   175               358
(1) (3) Weighted Average Credit Score                                             614                   500               805
-----------------------------------------------------------------------------------------------------------------------------
(1)   Weighted Average reflected in Total.
(2)   Adjustable Loans Only
(3)   99.85% of the Mortgage Loans have Credit Scores.


--------------------------------------------------------------------
Product Type                              Adjustable          82.85%
                                          Fixed               17.15%

Fully Amortizing Mortgage Loans                               74.77%
Interest Only Loans                                           25.23%
Balloon Loans                                                  0.00%

Lien:                                     First               99.15%
                                          Second               0.95%

Property Type                             SFR                 73.46%
                                          PUD                   9.46
                                          2-4 Family            9.42
                                          Low Rise Condo        5.40
                                          MF Housing            1.55
                                          High Rise Condo       0.57
                                          Condo/Hotel           0.14

Geographic Distribution(Top 5 States)     California          22.07%
                                          Florida              11.89
                                          New York              9.26
                                          Massachusetts         6.45
                                          New Jersey            5.50

Number of States                          48
Largest Zip Code Concentration            92336
Loans with Prepayment Penalties                               72.90%
--------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                     17    $4,857,889.85          1.64%  44.93%   5.374%     670     78.22%       360        356     4
5.501 - 6.000                     77    22,047,645.98          7.44   43.53    5.827      660     77.40        360        357     3
6.001 - 6.500                    150    40,875,612.00         13.79   42.16    6.306      644     77.77        358        355     3
6.501 - 7.000                    260    64,661,074.69         21.81   41.03    6.814      625     76.20        359        356     3
7.001 - 7.500                    222    46,519,876.77         15.69   39.75    7.278      610     77.17        360        357     3
7.501 - 8.000                    274    48,296,232.55         16.29   41.43    7.775      598     79.44        358        355     3
8.001 - 8.500                    183    26,395,578.77          8.90   39.97    8.286      590     81.74        359        356     3
8.501 - 9.000                    158    20,583,036.07          6.94   39.56    8.764      586     82.49        359        356     3
9.001 - 9.500                     67     8,229,583.16          2.78   39.49    9.279      571     85.12        351        348     3
9.501 - 10.000                    63     6,456,767.56          2.18   38.24    9.791      555     79.64        353        350     3
10.001 - 10.500                   33     2,972,419.89          1.00   36.40   10.288      561     76.07        348        345     3
10.501 - 11.000                   23     2,155,573.03          0.73   41.57   10.769      562     72.23        360        357     3
11.001 - 11.500                   12       916,545.09          0.31   40.05   11.336      577     85.46        340        337     3
11.501 - 12.000                   11     1,053,488.20          0.36   41.88   11.760      530     69.88        360        357     3
12.001 - 12.500                    3       238,484.74          0.08   36.19   12.328      547     68.14        360        356     4
12.501 - 13.000                    3       193,541.20          0.07   38.55   12.763      535     70.36        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV        Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                      1       $49,913.96          0.02%  19.03%   8.800%     507     19.16%       360        357     3
20.01 - 25.00                      4       409,132.92          0.14   43.96    7.970      548     23.96        360        357     3
25.01 - 30.00                      5       369,651.29          0.12   36.89    7.360      635     28.36        360        357     3
30.01 - 35.00                     10     1,071,075.35          0.36   41.77    7.460      594     32.41        352        348     3
35.01 - 40.00                      8       890,636.08          0.30   30.48    7.255      603     38.43        360        357     3
40.01 - 45.00                     13     1,564,778.85          0.53   34.40    7.697      577     42.66        360        357     3
45.01 - 50.00                     23     3,277,639.44          1.11   33.85    7.590      592     48.15        360        357     3
50.01 - 55.00                     29     5,067,197.71          1.71   39.22    7.245      577     53.33        355        352     3
55.01 - 60.00                     48     7,439,182.13          2.51   37.51    7.447      586     58.25        360        357     3
60.01 - 65.00                     96    19,577,114.50          6.60   40.40    7.388      578     63.55        360        357     3
65.01 - 70.00                    118    21,450,652.23          7.24   39.37    7.306      582     68.97        356        353     3
70.01 - 75.00                    124    24,973,995.16          8.42   38.49    7.181      602     74.10        356        353     3
75.01 - 80.00                    586   115,608,783.51         39.00   41.64    7.138      626     79.74        359        355     3
80.01 - 85.00                    164    31,553,815.11         10.64   41.86    7.585      610     84.38        359        356     3
85.01 - 90.00                    194    41,163,208.55         13.89   41.85    7.623      630     89.61        359        356     3
90.01 - 95.00                    120    20,206,457.85          6.82   43.13    8.047      622     94.74        359        356     3
95.01 - 100.00                    13     1,780,114.91          0.60   35.65    9.000      628     99.04        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Principal Balance

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Principal Balance            Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00               25    $1,246,584.28          0.42%  37.12%   9.001%     590     63.82%       334        331     3
50,000.01 - 100,000.00           329    24,796,909.35          8.36   36.19    8.870      586     75.68        351        348     3
100,000.01 - 150,000.00          349    43,086,535.51         14.53   38.74    7.915      594     77.02        359        356     3
150,000.01 - 200,000.00          327    56,857,607.23         19.18   41.34    7.492      605     78.85        360        357     3
200,000.01 - 250,000.00          186    41,785,676.52         14.10   41.31    7.209      612     77.72        360        357     3
250,000.01 - 300,000.00          110    30,401,338.24         10.26   42.12    7.023      625     79.62        360        357     3
300,000.01 - 350,000.00           72    23,280,075.95          7.85   41.45    6.910      632     79.63        360        357     3
350,000.01 - 400,000.00           64    23,855,097.39          8.05   41.92    6.888      625     80.64        360        357     3
400,000.01 - 450,000.00           29    12,328,339.25          4.16   45.66    6.537      635     78.92        349        346     3
450,000.01 - 500,000.00           19     8,890,819.37          3.00   43.63    7.119      643     81.28        360        357     3
500,000.01 - 550,000.00           11     5,692,079.59          1.92   41.70    6.877      630     83.06        360        357     3
550,000.01 - 600,000.00           12     6,929,895.55          2.34   43.13    6.991      644     83.23        360        357     3
600,000.01 - 650,000.00            7     4,342,920.55          1.46   46.27    6.999      618     82.17        360        357     3
650,000.01 - 700,000.00            2     1,345,889.16          0.45   30.16    7.382      675     82.25        360        356     4
700,000.01 - 750,000.00            5     3,604,181.84          1.22   38.47    6.734      646     80.01        360        357     3
750,000.01 - 800,000.00            4     3,070,055.27          1.04   37.00    6.954      628     65.22        360        357     3
800,000.01 - 850,000.00            2     1,670,000.00          0.56   44.71    6.154      601     78.61        360        356     4
950,000.01 - 1,000,000.00          1       972,492.03          0.33    0.00    6.800      687     72.22        360        357     3
over 1,000,000.01                  2     2,296,852.47          0.77   48.52    6.628      586     63.90        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Original Term to Maturity

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
180                               17    $1,657,587.12          0.56%  35.12%   8.289%     601     76.26%       180        177     3
240                               11     1,085,573.61          0.37   46.26    8.330      588     73.48        240        237     3
360                            1,528   293,710,188.82         99.07   40.96    7.371      614     78.47        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Remaining Term to Maturity

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
171 - 175                          1       $87,198.45          0.03%  17.38%   8.850%     675     85.00%       180        175     5
176 - 180                         16     1,570,388.67          0.53   36.10    8.258      596     75.78        180        177     3
236 - 240                         11     1,085,573.61          0.37   46.26    8.330      588     73.48        240        237     3
351 - 355                         24     5,551,158.96          1.87   35.30    7.420      642     82.30        360        355     5
356 - 360                      1,504   288,159,029.86         97.20   41.07    7.370      613     78.39        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Score                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
801 - 850                          1       $53,470.00          0.02%  29.67%  10.850%     805     90.00%       360        356     4
751 - 800                         19     5,337,497.79          1.80   45.80    6.852      757     84.15        360        356     4
701 - 750                         73    17,842,386.88          6.02   41.35    6.763      722     81.79        360        356     4
651 - 700                        243    55,139,059.75         18.60   40.91    6.762      672     81.21        359        356     3
601 - 650                        409    83,026,967.23         28.01   40.89    7.220      625     80.08        358        355     3
551 - 600                        519    91,201,057.98         30.76   40.91    7.560      580     76.13        358        355     3
501 - 550                        286    42,762,643.97         14.42   40.61    8.392      526     74.74        359        356     3
451 - 500                          3       633,755.89          0.21   42.80    8.193      500     70.58        360        357     3
N/A                                3       456,510.06          0.15   24.89    8.597        0     64.43        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Property Type

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Property Type                Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
SFR                            1,187  $217,761,186.00         73.46%  40.67%   7.362%     606     78.02%       358        355     3
PUD                              116    28,051,788.84          9.46   41.84    7.219      614     79.62        360        357     3
2-4 Family                       121    27,921,885.57          9.42   41.25    7.413      647     79.09        357        354     3
Low Rise Condo                    86    16,005,884.97          5.40   42.43    7.669      636     79.76        360        357     3
MF Housing                        38     4,601,653.90          1.55   41.89    8.106      650     82.26        357        353     4
High Rise Condo                    7     1,696,062.83          0.57   41.51    7.251      682     78.27        360        357     3
Condo/Hotel                        1       414,887.44          0.14   40.21    6.600      714     80.00        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Occupancy Status

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Primary                        1,418  $273,235,989.90         92.17%  41.23%   7.327%     610     77.94%       359        355     3
Investor                         113    18,260,105.01          6.16   38.32    8.164      656     85.03        359        355     3
Secondary                         25     4,957,254.64          1.67   34.31    7.367      641     81.55        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Documentation

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Documentation                Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Full                           1,069  $181,580,881.49         61.25%  41.95%   7.492%     594     78.40%       358        355     3
Stated Income                    452   106,980,652.42         36.09   39.21    7.190      643     78.42        359        355     3
No Doc                            26     5,667,392.86          1.91   44.49    7.146      697     77.86        360        357     3
Limited Income                     8     2,107,312.78          0.71   41.27    7.841      629     84.25        360        357     3
Business Bank Statement            1       117,110.00          0.04   48.44    8.090      604     80.00        360        355     5
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Loan Purpose

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
C/O Refi                         874  $162,463,335.52         54.80%  40.46%   7.418%     595     75.30%       358        355     3
Purchase                         570   115,680,375.08         39.02   41.64    7.258      644     82.77        360        356     4
R/T Refi                         112    18,309,638.95          6.18   40.84    7.807      591     78.91        358        355     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Product Type
                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Product Type                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed                     13    $1,384,040.88          0.47%  35.70%   8.190%     607     75.56%       180        177     3
15 Year Fixed
  Rate Reduction                   1        54,614.73          0.02   19.87   10.450      541     73.33        180        177     3
20 Year Fixed                     10     1,034,787.22          0.35   46.06    8.190      588     73.16        240        237     3
20 Year Fixed
  Rate Reduction                   1        50,786.39          0.02   50.33   11.200      586     80.00        240        237     3
2/13 ARM                           3       218,931.51          0.07   35.23    8.378      576     81.42        180        177     3
2/28 ARM                         932   160,234,600.72         54.05   39.99    7.668      603     78.90        360        357     3
2/28 ARM with 5yr IO             238    70,323,008.99         23.72   43.33    6.517      643     78.98        360        356     4
30 Year Fixed                    296    47,080,185.33         15.88   40.12    7.699      607     76.28        360        357     3
30 Year Fixed with 5yr IO          2       833,828.80          0.28   56.32    7.778      601     88.33        360        357     3
30 Year Fixed
  Rate Reduction                   4       389,630.65          0.13   41.51   10.331      510     61.13        360        357     3
3/27 ARM                          43    10,041,632.80          3.39   42.02    7.249      604     76.09        360        357     3
3/27 ARM with 5yr IO               9     3,638,991.14          1.23   39.61    6.374      655     82.39        360        356     4
6 month ARM                        4     1,168,310.39          0.39   43.19    7.587      602     83.62        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


IO Term

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
IO Term                      Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
0                              1,307  $221,657,520.62         74.77%  40.13%   7.668%     604     78.16%       358        355     3
60                               249    74,795,828.93         25.23   43.30    6.524      643     79.25        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Lien Position

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Lien Position                Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1                              1,517  $293,627,249.73         99.05%  40.96%   7.348%     614     78.48%       359        355     3
2                                 39     2,826,099.82          0.95   39.96   10.610      591     74.39        340        336     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Prepayment Penalty Term

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term      Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
0                                447   $80,327,139.61         27.10%  39.80%   7.575%     606     75.93%       358        355     3
12                               108    28,889,875.87          9.75   41.60    7.091      621     76.09        358        355     3
24                               798   153,984,451.58         51.94   41.50    7.251      617     80.13        360        356     3
36                               203    33,251,882.49         11.22   40.57    7.749      609     78.71        354        351     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Geographic Distribution      Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
California                       213   $65,427,820.62         22.07%  43.30%   6.641%     644     78.66%       360        356     3
Florida                          197    35,260,165.34         11.89   41.03    7.615      612     80.94        360        356     3
New York                         103    27,444,936.56          9.26   40.50    7.130      619     76.02        358        354     3
Massachusetts                     81    19,109,478.57          6.45   39.76    7.198      623     75.41        359        356     3
New Jersey                        65    16,319,675.88          5.50   40.09    7.158      605     72.23        359        355     3
Texas                            121    15,732,736.01          5.31   38.36    8.077      596     81.38        352        349     3
Michigan                          98    11,687,800.62          3.94   38.13    8.041      591     81.60        360        357     3
Connecticut                       43     8,095,385.89          2.73   39.03    7.386      605     75.75        360        357     3
Virginia                          38     8,035,808.10          2.71   40.86    7.578      583     78.62        360        357     3
Rhode Island                      38     7,070,907.38          2.39   43.03    7.219      599     70.68        360        357     3
Illinois                          37     5,990,455.29          2.02   40.78    8.097      578     80.07        360        357     3
Arizona                           34     5,981,554.74          2.02   40.74    7.502      584     79.17        360        357     3
New Hampshire                     28     5,702,734.15          1.92   41.17    7.499      618     80.14        358        355     3
Pennsylvania                      47     5,589,893.01          1.89   37.11    7.739      600     76.29        353        350     3
Washington                        30     5,566,942.05          1.88   42.14    7.613      596     82.61        360        357     3
Georgia                           33     4,737,885.20          1.60   43.06    7.911      619     85.90        360        356     4
Colorado                          26     4,328,078.01          1.46   44.07    7.524      610     81.25        359        355     3
Maine                             35     4,252,193.66          1.43   38.63    7.559      604     74.04        360        357     3
Ohio                              33     3,470,429.92          1.17   38.16    8.125      604     80.14        360        357     3
Wisconsin                         23     3,199,196.49          1.08   43.14    7.728      604     80.52        360        357     3
Maryland                          17     3,124,614.03          1.05   41.40    7.912      566     70.81        360        357     3
Hawaii                             8     3,021,176.28          1.02   47.14    7.513      645     81.09        360        357     3
North Carolina                    19     2,655,261.46          0.90   41.58    7.853      606     80.34        360        357     3
Nevada                            13     2,464,454.10          0.83   42.41    7.658      572     73.64        360        357     3
Missouri                          20     2,376,806.43          0.80   38.89    8.012      602     83.00        360        357     3
Tennessee                         16     1,960,715.48          0.66   36.39    8.100      592     85.34        352        349     3
South Carolina                    13     1,923,205.18          0.65   44.77    8.237      625     81.80        360        356     4
Minnesota                         11     1,718,783.76          0.58   41.27    7.884      602     82.82        360        357     3
Kentucky                          14     1,546,823.44          0.52   36.99    7.919      591     82.37        304        301     3
Oklahoma                          13     1,356,686.30          0.46   38.22    8.369      579     84.09        355        352     3
Indiana                           12     1,296,071.21          0.44   38.41    9.037      605     84.23        351        348     3
Alabama                           10     1,284,007.10          0.43   33.61    7.904      589     82.10        360        357     3
Louisiana                         11     1,143,215.38          0.39   45.33    9.154      574     82.77        360        357     3
Vermont                            8     1,036,707.41          0.35   39.77    7.670      602     75.28        360        357     3
District of Columbia               5     1,033,067.52          0.35   35.13    7.381      559     52.41        360        357     3
Utah                               7     1,012,010.60          0.34   40.65    6.452      636     79.26        360        357     3
Wyoming                            6     1,008,156.40          0.34   35.52    7.095      608     84.98        360        357     3
Iowa                               7       817,929.75          0.28   37.16    8.234      583     86.12        360        357     3
Oregon                             5       771,760.53          0.26   39.63    7.450      609     79.56        360        357     3
Arkansas                           6       621,632.20          0.21   32.98    9.031      648     84.34        360        356     4
Idaho                              4       435,458.89          0.15   21.09    7.921      599     84.72        360        356     4
Delaware                           1       263,357.18          0.09   38.89    7.175      666     80.00        360        357     3
North Dakota                       2       171,260.71          0.06   41.67    9.245      546     86.39        360        357     3
Alaska                             1       135,670.18          0.05   30.80    7.100      505     80.00        360        357     3
Montana                            1       104,697.99          0.04   28.07    8.000      684     70.00        360        357     3
Kansas                             1        64,860.10          0.02   39.32    7.700      513     65.00        360        357     3
Mississippi                        1        50,888.48          0.02   29.94   10.350      515     69.86        360        356     4
South Dakota                       1        49,993.97          0.02   41.97    8.650      597     95.00        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                      2      $658,928.96          0.27%  45.21%   5.990%     706     80.00%       360        357     3
3.001 - 3.500                     12     3,785,818.26          1.54   45.69    5.889      696     79.54        360        356     4
3.501 - 4.000                     41    11,678,669.20          4.75   45.37    5.924      677     79.21        360        356     4
4.001 - 4.500                    110    27,899,662.09         11.36   42.71    6.341      669     77.22        360        356     4
4.501 - 5.000                    206    51,981,844.99         21.16   41.54    6.677      637     77.51        360        357     3
5.001 - 5.500                    261    53,542,138.71         21.80   40.53    7.190      614     77.82        360        357     3
5.501 - 6.000                    230    42,835,132.60         17.44   39.24    7.644      603     80.54        360        356     3
6.001 - 6.500                    183    28,727,563.34         11.70   40.32    8.186      567     81.30        360        357     3
6.501 - 7.000                     98    14,478,634.24          5.89   40.50    8.719      548     82.33        359        356     3
7.001 - 7.500                     43     4,582,501.75          1.87   38.56    9.277      536     78.97        358        355     3
7.501 - 8.000                     37     4,629,503.14          1.88   40.71   10.517      526     74.95        360        357     3
8.001 - 8.500                      3       303,181.05          0.12   39.00   10.342      529     74.89        360        356     4
8.501 - 9.000                      2       427,746.34          0.17   49.31   11.515      541     74.03        360        356     4
9.001 - 9.500                      1        94,150.88          0.04   49.04   12.450      581     65.00        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,229  $245,625,475.55        100.00%  41.06%   7.303%     615     78.88%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1.000                              4    $1,168,310.39          0.48%  43.19%   7.587%     602     83.62%       360        357     3
3.000                          1,225   244,457,165.16         99.52   41.05    7.301      615     78.86        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,229  $245,625,475.55        100.00%  41.06%   7.303%     615     78.88%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Periodic Rate Cap - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Periodic Cap                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
1.000                          1,229  $245,625,475.55        100.00%  41.06%   7.303%     615     78.88%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,229  $245,625,475.55        100.00%  41.06%   7.303%     615     78.88%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                   17    $4,857,889.85          1.98%  44.93%   5.374%     670     78.22%       360        356     4
11.501 - 12.000                   70    20,382,602.16          8.30   43.87    5.814      663     78.16        360        357     3
12.001 - 12.500                  119    32,844,310.42         13.37   42.48    6.318      653     78.57        360        357     3
12.501 - 13.000                  216    55,273,410.00         22.50   41.20    6.808      626     76.85        360        357     3
13.001 - 13.500                  186    41,001,787.24         16.69   39.80    7.273      610     78.06        360        357     3
13.501 - 14.000                  229    39,927,863.24         16.26   41.24    7.769      595     79.76        359        356     3
14.001 - 14.500                  146    21,292,913.82          8.67   40.22    8.292      585     81.76        360        357     3
14.501 - 15.000                  117    15,120,342.39          6.16   38.71    8.768      578     82.44        360        357     3
15.001 - 15.500                   49     6,593,459.65          2.68   38.98    9.265      570     85.37        357        354     3
15.501 - 16.000                   38     3,691,366.48          1.50   37.94    9.772      541     79.59        360        357     3
16.001 - 16.500                   16     1,837,549.90          0.75   38.83   10.293      541     76.90        360        357     3
16.501 - 17.000                   11     1,322,876.72          0.54   41.02   10.795      548     73.46        360        357     3
17.001 - 17.500                    4       391,249.29          0.16   40.37   11.374      546     80.89        360        357     3
17.501 - 18.000                    8       849,369.65          0.35   41.26   11.728      526     69.20        360        357     3
18.001 - 18.500                    3       238,484.74          0.10   36.19   12.328      547     68.14        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,229  $245,625,475.55        100.00%  41.06%   7.303%     615     78.88%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                     17    $4,857,889.85          1.98%  44.93%   5.374%     670     78.22%       360        356     4
5.501 - 6.000                     70    20,382,602.16          8.30   43.87    5.814      663     78.16        360        357     3
6.001 - 6.500                    119    32,844,310.42         13.37   42.48    6.318      653     78.57        360        357     3
6.501 - 7.000                    216    55,273,410.00         22.50   41.20    6.808      626     76.85        360        357     3
7.001 - 7.500                    186    41,001,787.24         16.69   39.80    7.273      610     78.06        360        357     3
7.501 - 8.000                    229    39,927,863.24         16.26   41.24    7.769      595     79.76        359        356     3
8.001 - 8.500                    146    21,292,913.82          8.67   40.22    8.292      585     81.76        360        357     3
8.501 - 9.000                    117    15,120,342.39          6.16   38.71    8.768      578     82.44        360        357     3
9.001 - 9.500                     49     6,593,459.65          2.68   38.98    9.265      570     85.37        357        354     3
9.501 - 10.000                    38     3,691,366.48          1.50   37.94    9.772      541     79.59        360        357     3
10.001 - 10.500                   16     1,837,549.90          0.75   38.83   10.293      541     76.90        360        357     3
10.501 - 11.000                   11     1,322,876.72          0.54   41.02   10.795      548     73.46        360        357     3
11.001 - 11.500                    4       391,249.29          0.16   40.37   11.374      546     80.89        360        357     3
11.501 - 12.000                    8       849,369.65          0.35   41.26   11.728      526     69.20        360        357     3
12.001 - 12.500                    3       238,484.74          0.10   36.19   12.328      547     68.14        360        356     4
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,229  $245,625,475.55        100.00%  41.06%   7.303%     615     78.88%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2005-OPT1
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
Next Rate                   Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Adjustment Date              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
December 1, 2005                   1      $466,597.64          0.19%  34.92%   7.500%     650     89.14%       360        356     4
January 1, 2006                    3       701,712.75          0.29   48.69    7.644      570     79.94        360        357     3
February 1, 2007                   1       283,684.41          0.12    0.00    7.990      751     95.00        360        352     8
May 1, 2007                       16     3,715,605.30          1.51   34.74    7.410      655     82.02        360        355     5
June 1, 2007                     304    63,351,112.05         25.79   42.56    7.229      639     80.58        360        356     4
June 2, 2007                       1       107,814.14          0.04   33.54    8.800      634     80.00        360        357     3
June 13, 2007                      1       104,697.99          0.04   28.07    8.000      684     70.00        360        357     3
July 1, 2007                     848   162,754,165.20         66.26   40.58    7.351      605     78.19        360        357     3
August 1, 2007                     2       459,462.13          0.19   42.10    6.435      654     80.00        360        358     2
May 1, 2008                        2     1,054,963.97          0.43   33.15    6.791      593     78.50        360        355     5
June 1, 2008                      10     2,930,318.87          1.19   37.77    6.944      652     86.99        360        356     4
July 1, 2008                      40     9,695,341.10          3.95   43.37    7.063      610     74.90        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,229  $245,625,475.55        100.00%  41.06%   7.303%     615     78.88%       360        357     3
-----------------------------------------------------------------------------------------------------------------------------------


DTI

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
DTI                          Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - 4.99                       32    $7,406,472.62          2.50%   0.00%   7.186%     680     76.89%       360        357     3
5.00 - 9.99                        1        76,693.89          0.03    9.21    9.850      506     80.00        360        357     3
10.00 - 14.99                     19     2,768,362.82          0.93   12.93    7.704      609     76.42        360        356     4
15.00 - 19.99                     49     6,032,610.90          2.03   17.63    7.841      613     74.85        355        351     3
20.00 - 24.99                     82    11,872,334.90          4.00   22.96    7.613      620     76.44        359        356     3
25.00 - 29.99                    111    17,895,787.46          6.04   27.81    7.590      600     75.02        359        356     3
30.00 - 34.99                    193    34,977,531.99         11.80   32.79    7.455      603     77.24        356        352     3
35.00 - 39.99                    247    46,165,281.65         15.57   37.72    7.460      609     78.27        360        357     3
40.00 - 44.99                    300    60,636,167.24         20.45   42.57    7.295      617     78.49        359        355     3
45.00 - 49.99                    289    58,145,517.22         19.61   47.66    7.336      618     79.63        359        356     3
50.00 - 54.99                    193    41,428,675.52         13.97   52.29    7.311      609     80.97        358        355     3
55.00 >=                          40     9,047,913.34          3.05   56.93    6.837      616     78.00        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Credit Grade

                             Number                      Percent                                 W.A.       W.A.      W.A.
                               of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                            Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
AA+                            1,103  $218,921,107.52         73.85%  41.26%   7.166%     630     79.78%       358        355     3
AA                               208    37,102,453.22         12.52   40.26    7.728      573     77.00        358        355     3
A                                106    20,084,864.90          6.78   39.70    7.653      564     73.96        360        357     3
B                                 87    12,938,280.06          4.36   40.49    8.519      553     73.06        359        356     3
C                                 27     4,396,997.62          1.48   39.92    8.361      558     68.21        358        355     3
CC                                23     2,543,722.01          0.86   38.95   11.053      547     63.70        360        357     3
NG                                 2       465,924.22          0.16   37.85    7.228      624     81.23        360        357     3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,556  $296,453,349.55        100.00%  40.95%   7.379%     614     78.44%       359        355     3
-----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.